Blue Sphere Corporation 8-K/A

Exhibit 99.2

Tel: +39 02 58.20.10	Viale Abruzzi n. 94
Fax: +39 02 58.20.14.03	20131 Milano
www.bdo.it

To the shareholders of
Agricerere S.r.l. Società Agricola

Re:          Review of Unaudited Interim Financial Statements as at and for the nine months ended 30 September 2015.

We have reviewed the accompanying balance sheet of Agricerere S.r.l. Società Agricola as of September 30, 2015, the related statements of income, changes in shareholders’ equity and cash flows for the nine-month periods then ended (the “interim financial information”).

Management’s Responsibility for the Interim Financial Information

The Company’s management is responsible for the preparation and fair presentation of the interim financial information in accordance with International Financial Reporting Standards; this responsibility includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim financial information in accordance with International Financial Reporting Standards.

Auditors’ Responsibility

Our responsibility is to conduct our review in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial information. Accordingly, we do not express such an opinion.

Conclusion

Based on our review, we are not aware of any material modifications that should be made to the interim financial information referred to above for it to be in accordance with International Financial Reporting Standards.

Milan, April 7, 2016

BDO Italia S.p.A.

Giovanni Rovelli
Signed- Partner

Aosta, Bari, Bergamo, Bologna, Brescia, Cagliari, Firenze, Genova, Milano, Napoli, Novara, Padova, Palermo, Pescara, Potenza, Roma, Torino, Treviso, Trieste, Verona, Vicenza

BDO Italia S.p.A. - Sede Legale: Viale Abruzzi, 94 - 20131 Milano - Capitale Sociale Euro 1.000.000 i.v.
Codice Fiscale, Partita IVA e Registro Imprese di Milano n. 07722780967 - R.E.A. Milano 1977842
Iscritta al Registro dei revisori Legali al n. 167911 con D.M. del 15/03/2013 G.U. n. 26 del 02/04/2013

BDO Italia S.p.A., società per azioni italiana, è membro di BDO International Limited, società di diritto inglese (company limited by guarantee), e fa parte della rete internazionale BDO, network di società indipendenti.

AGRICERERE S.r.l. SOCIETA’ AGRICOLA

FINANCIAL STATEMENTS

Interim Financial Statements as at and for the Nine Months Ended 30 September 2015.

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AGRICERERE S.r.l. SOCIETA’ AGRICOLA

BALANCE SHEETS

EURO
Balance Sheet	Notes	30.09.2015	31.12.2014
		EUR	EUR

Intangible assets with a definite useful life		25.784	31.050
Property, plant and equipment	(1)	4.361.091	4.572.247
Other non-current assets	(2)	67.496	73.585
TOTAL NON CURRENTS ASSETS		4.454.371	4.676.882
Inventory	(3)	1.065.789	686.943
Trade receivables	(4)	252.439	280.788
Other currents assets	(5)	1.494.269	1.357.564
Cash and cash equivalents		68.161	15.460
TOTAL CURRENT ASSETS		2.880.658	2.340.755
TOTAL ASSETS		7.335.029	7.017.637
Share capital	(6)	20.000	20.000
Other reserves	(6)	268.935	252.718
Retained earnings	(6)	(721.049)	(434.133)
Current earnings	(6)	(162.026)	(287.217)
Equity		(594.140)	(448.632)
Non-current financial liabilities	(7)	4.578.738	4.421.788
Other non-current liabilities	(7)	1.045.800	1.045.800
Total non-current liabilities		5.624.538	5.467.588
Current financial liabilities	(8)	439.844	778.160
Trade Payables	(9)	1.757.593	1.169.563
Other current liabilities		70.099	38.299
Tax liabilities		37.095	12.659
Total current liabilities		2.304.631	1.998.681
TOTAL EQUITY AND LIABILITIES		7.335.029	7.017.637

AGRICERERE S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF INCOME

EURO
Profit and Loss	Notes	30.09.2015	30.09.2014

Revenues from the sale of goods and services	(10)	1.414.591	1.278.623
Total revenues		1.414.591	1.278.623
Costs of purchases, services and other costs	(11)	(673.740)	(604.248)
Costs for services and use leasehold	(12)	(274.892)	(248.275)
Other operating expenses		(6.517)	(10.974)
Depreciation and Amortization	(13)	(248.276)	(232.614)
Operating costs		(1.203.425)	(1.096.111)
Net operating income - EBIT		211.166	182.512
Financial income		5	21
Financial expense	(14)	(349.145)	(304.980)
Total financial balance		(349.140)	(304.959)
Result before taxes		(137.974)	(122.447)
Income taxes	(15)	(24.052)	(16.659)
Net result		(162.026)	(139.106)

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AGRICERERE S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

EURO
Description	31.12.13	Other	Profit (loss) allocation	Profit (Loss) for the period	30.09.2014
Share Capital	20.000	0	0	0	20.000
Other reserve	444.266	(160.770)	0	0	283.496
Retained earnings/accumalated losses	(5.688)	10.226	(438.671)	0	(434.133)
Profit(Loss) for the period	(438.671)	0	438.671	(139.106)	(139.106)
Total	19.907	(150.544)	0	(139.106)	(269.743)

EURO
Description	31.12.14	Other	Profit (loss) allocation	Profit (Loss) for the period	30.09.15
Share Capital	20.000		0	0	20.000
Other reserve	252.718	16.217	0	0	268.935
Retained earnings/accumalated losses	(434.133)	301	(287.217)	0	(721.049)
Profit(Loss) for the period	(287.217)		287.217	(162.026)	(162.026)
Total	(448.632)	16.518	0	(162.026)	(594.140)

STATEMENTS OF COMPREHENSIVE INCOME

EURO

Comprehensive income	30.09.2015	30.09.2014
Operating result	(162.026)	(139.106)
Change in reserves for derivatives	(16.217)	(160.770)
Comprehensive result	(178.243)	(299.876)

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AGRICERERE S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF CASH FLOW

EURO
	the period ended
	September 30,	December 31,
	2015	2014
Operating Activities:
Net loss	(162.026)	(287.217)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and Amortization	248.276	311.816
Changes in operating assets and liabilities:
Accounts receivable
Inventories	(378.846)	(152.336)
Trade receivable	28.349	84.860
Other current assets	(136.705)	(101.905)
Accounts payable	588.030	238.167
Current tax liabilities	24.436	12.659
Other current liabilities	31.800	22.866
Net cash and cash equivalents used in operating activities	243.314	128.910
Investing Activities:
Intangibles	0	(31.050)
Tangible	(31.854)	(37.943)
Other not current assets	0	0
Net cash and cash equivalents used in investing activities	(31.854)	(68.993)
Financing Activities:
Proceeds of Financial Liabilities	0	0
Repayments of Financial Liabilities	(158.857)	(227.313)
Proceeds/Repayments of Shareholders’ Loan	0	0
Equity	98	11.430
Net cash and cash equivalents provided by financing activities	(158.759)	(215.883)
Cash and Cash Equivalents:
Cash and Cash Equivalents, beginning of period	15.460	171.426
Cash and Cash Equivalents, end of period	68.161	15.460

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Notes to Financial Statements

Organization and significant accounting policies

Organization

Agricerere S.R.L. società Agricola (also defined the “Company”) owns a plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass.

The plant is located in Tromello (Pavia) and has a power of 999kW; the Company is headquartered at Vigevano, in the Street Stropeni 12/14.

At the reporting date, the Company was included in the consolidated statements of Kinexia Group, so Kinexia S.p.A. and Volteo S.p.A. have to be considered as related parties.

Basis of presentation

The financial statements as ot and for the nine month ended 30 September 30, 2015 (the “Financial Statements”) has been prepared in compliance with the International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). The Financial Statements has been prepared for the purpose of filing it with the U.S. Securities and Exchange Commission.

The IFRS refers to all “International Financial Reporting Standards”, all “International Accounting Standards” (IAS) and all interpretations of the International Financial Reporting Interpretations Committee (IFRIC), previously called the Standard Interpretations Committee (SIC). Specifically, the IFRS were applied consistently for all the periods presented herein.

No exemptions to IFRS were applied as part of the preparation of these Financial Statements.

The Financial Statements have been prepared on a historical cost basis and the assets and liabilities are presented in the Company financial statements according to the current/non-current classification.

The Financial Statements are presented in Euro which is the functional and presentation currency. All amounts are rounded to the nearest Euro thousand, unless otherwise indicated.

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Significant Accounting Policies

Tangible assets

Depreciation and amortization is recorded using the straight-line method over the estimated useful lives of the assets for financial reporting purposes, approximately equal to 15 years. Significant additions or improvements extending assets’ useful lives are capitalized; normal maintenance and repair costs are expensed as incurred. When items are sold or retired, related gains or losses are included in the statement of income.

Impairment of long-lived assets:

Long-lived assets, including property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. No impairment has been recognized in fiscal 2015.

Intangible assets with a finite useful life

Intangible assets consist of non-monetary and separately identifiable assets, which can be controlled and are expected to generate future economic benefits. Such assets are recognized at acquisition and/or production cost, including directly attributable expenses to make the asset ready for use, net of accumulated amortization charges and any impairment losses.

The costs incurred internally to develop new services and platforms are considered intangible assets generated internally and are recognized as assets only if the following requirements are met:

i.	the cost incurred for the development of the assets can be reliably measured;

ii.	the entity has the intention, the availability of financial resources, the ability to complete the assets and to use or sell them;

iii.	it can be demonstrated that the assets are able to produce future economic benefits.

Capitalized development costs include only expenses incurred that can be directly attributed to the process of developing new products and services.

Intangible assets with a finite useful life are amortised on a straight-line basis over their useful lives

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and are tested for impairment when circumstances indicate that the carrying value may be impaired. The amortization period and the amortization method for intangible assets with a finite useful lives are reviewed at least at each reporting date.

Changes in expected useful lives, or in the way the future economic benefits will be generated by the assets, are either recognized through a change in the period or in the amortisation method and are accounted for as changes in accounting estimates. The amortisation charges for intangible assets with a finite useful life are classified in the statement of income, in the costs appropriate for the function of the related intangible assets.

Financial assets

Initial recognition and measurement

Financial assets are classified, at initial recognition, as financial assets at fair value through profit or loss, loans and receivables, held-to-maturity investments, financial assets available-for-sale, or as derivatives designated as hedging instruments in an effective hedge, as appropriate. All financial assets are recognized initially at fair value plus, in the case of financial assets not recorded at fair value through profit or loss, transaction costs that are attributable to the acquisition of the financial asset.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognized on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

•	Financial assets at fair value through profit or loss;

•	Loans and receivables;

•	Held-to-maturity investments;

•	Financial assets available-for-sale;

•	Impairment of financial assets;

Financial assets at fair value through profit or loss

Financial assets at fair value through profit or loss include financial assets held for trading and financial assets designated upon initial recognition at fair value through profit or loss. Financial assets are classified as held for trading if they are acquired for the purpose of selling or repurchasing in the near term.

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Derivatives, including separated embedded derivatives are also classified as held for trading unless they are designated as effective hedging instruments as defined by IAS 39. The Group has not designated any financial assets at fair value through profit or loss. Financial assets at fair value through profit or loss are carried in the statement of financial position at fair value with net changes in fair value presented as financial expenses (negative net changes in fair value) or Financial income (positive net changes in fair value) in the statement of income. Derivatives embedded in host contracts are accounted for as separate derivatives and recorded at fair value if their economic characteristics and risks are not closely related to those of the host contracts and the host contracts are not held for trading or designated at fair value though profit or loss. These embedded derivatives are measured at fair value with changes in fair value recognized in the statement of income. Re-assessment only occurs if there is either a change in the terms of the contract that significantly modifies the cash flows that would otherwise be required or a reclassification of a financial asset out of the fair value through profit or loss.

Loans and receivables

Loans and receivables are non-derivative financial assets, with fixed or determinable payments that are not quoted in an active market. After initial recognition, these financial assets are subsequently measured at amortized cost using the effective interest rate method, less impairment. The amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses for loan and in cost of sales or other operating expenses for receivables. This category generally applies to trade and other receivables.

Held-to-maturity investments

Non-derivative financial assets with fixed or determinable payments and fixed maturities are classified as held to maturity when the Company has the positive intention and ability to hold them to maturity. After initial measurement, held to maturity investments are measured at amortized cost using the effective interest rate method, less impairment. Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses.

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Financial assets available-for-sale

Financial assets available-for-sale include equity investments and debt securities. Equity investments classified as available-for-sale are those that are neither classified as held for trading nor designated at fair value through profit or loss. Debt securities in this category are those that are intended to be held for an indefinite period of time and that may be sold in response to needs for liquidity or in response to changes in the market conditions. After initial measurement, financial assets available-for-sale are subsequently measured at fair value with unrealized gains or losses recognized in other comprehensive income and credited in the available-for-sale reserve until the investment is derecognized, at which time the cumulative gain or loss is recognized as other operating income or expenses, or the investment is determined to be impaired, when the cumulative loss is reclassified from the available-for-sale reserve to the statement of income as financial expenses. Interest earned whilst holding financial assets available-for-sale is recognized as financial income using the effective interest rate method.

Impairment of financial assets

The Company assesses, at each reporting date, whether there is objective evidence that a financial asset is impaired. An impairment exists if one or more events that has occurred since the initial recognition of the asset (an incurred ‘loss event’), has an impact on the estimated future cash flows of the financial asset or the company of financial assets that can be reliably estimated. Evidence of impairment may include indications that the debtors or a company of debtors is experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that they will enter bankruptcy or other financial reorganization and observable data indicating that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

For financial assets carried at amortized cost, the Company first assesses whether impairment exists individually for financial assets that are individually significant, or collectively for financial assets that are not individually significant. If the Company determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a company of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognized are not included in a collective assessment of impairment.

The amount of any impairment loss identified is measured as the difference between the asset’s carrying

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amount and the present value of estimated future cash flows (excluding future expected credit losses that have not yet been incurred). The present value of the estimated future cash flows is discounted at the financial asset’s original effective interest rate.

The carrying amount of the asset is reduced through the use of an allowance account and the loss is recognized in statement of income. Interest income (recorded as financial income in the statement of income) continues to be accrued on the reduced carrying amount and is accrued using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss. Loans together with the associated allowance are written off when there is no realistic prospect of future recovery and all collateral has been realized or has been transferred to the Company. If, in a subsequent period, the amount of the estimated impairment loss increases or decreases because of an event occurring after the impairment was recognized, the previously recognized impairment loss is increased or reduced by adjusting the allowance account. If a write-off is later recovered, the recovery is recognized as financial expenses in the statement of income. For financial assets available for sale, the Company assesses at each reporting date whether there is objective evidence that an investment or a company of investments is impaired.

Inventories

Inventories are stated at the lower of cost or market on a weighted average cost basis.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash at bank, short term deposits and other short-term and highly liquid financial investments that are readily convertible into cash, or that can be converted into cash within 90 days from the original date of acquisition, without any significant risk related to change in value.

Financial liability

After initial recognition, interest-bearing loans and borrowings are subsequently measured at amortized cost using the effective interest rate method. Gains and losses are recognized in the statement of income when the liabilities are derecognized as well as through the effective interest rate amortization process.

Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is included as financial expenses in the statement of income.

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Trade and other payables

Trade and other payables are initially recognized at fair value, net of directly attributable costs. Trade and other payables are subsequently measured at amortized cost, applying the effective interest rate method. When a change, which can be reliably estimated, in the expected cash flows, the value of the liabilities is recalculated to reflect that change on the basis of the present value of the expected cash flows and the internal rate of return determined at inception.

Derivatives

The derivatives are valued at fair value.

Provisions for risks and charges

Provisions for risks and charges are recognized for identified losses and charges that are certain or likely to exist, for which the amount and/or timing cannot be determined. The provisions are recognized only when there is a current obligation (legal or constructive) for a future outflow of economic resources as a result of past events, and it is likely that such outflow will be required to settle the obligation. The amount represents the best estimate of the cost to settle the obligation. The rate used to calculate the present value of the provision reflects current market values and takes into consideration the specific risk associated with each liability.

When the effect of the time is material from a financial perspective and the obligation payment dates can be reliably estimated, the provisions are measured at the present value of the expected outflow using a rate which reflects market conditions, changes in the cost of money over the period and the specific risk related to the obligation. The increase in the value of the provision due to changes in the cost of money over time is accounted for as a financial expense.

No provisions are recognized for risks that will only possibly result in a liability. These risks are only disclosed in the specific section on contingent liabilities.

Revenue recognition

Revenue from the sale of goods is measured at the fair value of the consideration received or receivable, taking into account the value of any returns, allowances, trade discounts and quantity-related premiums. Revenue is recognized when the significant risks and rewards of ownership of the goods are transferred to the buyer, when the consideration is likely to be cashed-in, the related costs or any refunding of goods can be reliably estimated, and if management ceases to exercise the ongoing level of activity usually

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associated with the ownership of the good sold. The transfer of risks and rewards usually coincides with the delivery to the customer, which corresponds to the delivery of the goods to the carrier.

Cost recognition

Costs are recognized upon the acquisition of good or the service is performed.

Taxes

Current tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date in the countries where the Company operates and generates taxable income. Current income tax relating to items recognized directly in shareholders’ equity is recognized in shareholders’ equity and not in the statement of income. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred taxes are calculated using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.

Deferred tax assets are recognized for all deductible temporary differences, the carry-forward of unused tax credits and unused tax losses. Deferred tax assets are recognized to the extent that it is likely that sufficient future taxable profit will be available against which the deductible temporary differences and the carry-forward of unused tax losses.

Deferred tax assets and liabilities are measured using the tax rates expected to be applicable in the years in which the assets will be realized or the liabilities will be settled, on the basis of the tax rates that have been enacted or substantively enacted at the reporting date.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

Current, deferred tax assets and liabilities are recognized in the statement of income, except those related to items directly accounted for in the shareholders’ equity for which the tax effect is recognized directly in shareholders’ equity as well.

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Notes to Financial Statements

Balance Sheet Notes

1.          Property Plant and equipment

The following table provides the detail as of September 30, 2015 compared with December 31, 2014:

EURO

Intangible Assets	31.12.14	Increase	Decrease	Depreciation	30.09.2015
Land and Buildings	170.410	0	0	1.931	168.479
Plant and machinery	4.401.837	31.854	0	241.079	4.192.612
Other Assets	0	0	0	0	0
Total	4.572.247	31.854	0	243.010	4.361.091

Land and Buildings refer to the land owned, where the plant is located, and it amounts to Euro 170.410 in 2014 and Euro 168.479 in 2015.

Land has an indefinite useful life.

Plant and Machinery refer to plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass, and it amounts to Euro 4.401.837 in 2014 and Euro 4.192.612 in 2015.

The book value of the Plant and Machinery included interest cost for Euro 10.000.

The useful life of the plant is estimated as 15 years.

As of 31 December 2014 and as of 30 September 2015, no assets were used as collaterals to third parties, apart a specific guaranty for borrowings.

Furthermore over the two-year period, there was no indications of any potential impairment of plant and equipment.

The table provides the details of the Intangible Assets as of September 30, 2015 compared with the December 31, 2014

EURO

Intangible Assets	31.12.14	Increase	Decrease	Amortization	30.09.2015
Other Assets	31.050	0	0	5.266	25.784
Total	31.050	0	0	5.266	25.784

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2.          Other non current assets

Other non-current refer to deferred tax assets accrued on negative impact of fair value hedging instrument on equity.

EURO

Other non current assets	30.09.2015	31.12.2014
Deferred tax assets	67.496	73.585
Total other non-current assets	67.496	73.585

3.          Inventories

Inventories include the agricultural waste in stock and it increase in 2015 due to increase in production of energy.

EURO

Inventory	30.09.2015	31.12.2014
Materials, supplies and consumables	1.065.789	686.943
Total Inventory	1.065.789	686.943

4.          Trade Receivables

Trade receivables refer for the sale of the energy produced to plant.

EURO

Trade Receivables	30.09.2015	31.12.2014
Receivables due from customers	252.439	280.788
Total Trade Receivables	252.439	280.788

The company has no allowance for doubtful accounts due to the fact that the company has a unique client (public Entity GSE)

EURO
Description	31.12.13	Provision	releases	31.12.2014
Allowance for doubtfull account				0
Total	0	0	0	0

5.          Other current Assets

Other current assets amount to Euro 1.494.269 as of September 30, 2015 (Euro 1.357.564 as of December 31, 2014) and are detailed below:

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EURO

Other current assets	30.09.2015	31.12.2014
Tax receivables	1.454.868	1.328.207
Advances to suppliers	12.396	11.755
Prepayments and deferred costs	27.005	11.704
Other receivables	0	0
Financial receivables from parent company	0	5.898
Total other current assets	1.494.269	1.357.564

Tax receivables amount to Euro 1.454.868 (Euro 1.328.207 as of December 31, 2014), and refers to VAT reimbursement.

Prepayments and deferred costs mainly refer to the expenses incurred during the initial phase of startup of the plant.

Financial receivables from parent company refer to the receivables to Kinexia S.p.A. for the tax consolidation.

6.          Equity

EURO
Description	31.12.13	Other	Profit (loss) allocation	Profit (Loss) for the period	30.09.2014
Share Capital	20.000	0	0	0	20.000
Other reserve	444.266	(160.770)	0	0	283.496
Retained earnings/accumalated losses	(5.688)	10.226	(438.671)	0	(434.133)
Profit(Loss) for the period	(438.671)	0	438.671	(139.106)	(139.106)
Total	19.907	(150.544)	0	(139.106)	(269.743)

The Other Reserves amounts to Euro 283..496, and decreased of Euro 160.770 during the 2014, due to the negative impact on equity, net of taxes, related to the fair value of hedging instruments.

The loss of the year 2013 is allocated to the accumulated losses.

EURO

Description	31.12.14	Other	Profit (loss) allocation	Profit (Loss) for the period	30.09.15
Share Capital	20.000		0	0	20.000
Other reserve	252.718	16.217	0	0	268.935
Retained earnings/accumalated losses	(434.133)	301	(287.217)	0	(721.049)
Profit(Loss) for the period	(287.217)		287.217	(162.026)	(162.026)
Total	(448.632)	16.518	0	(162.026)	(594.140)

The Other Reserves amounts to Euro 268.935, and increased of Euro 16.217 during the 2015, due to the positive impact on equity, net of taxes, related to the fair value of hedging instruments.

The loss of the year 2014 is allocated to the accumulated losses.

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7.          Non – Current / Other Non current Financial Liabilities

EURO

Non-current liabilities	30.09.2015	31.12.2014
Loans - Line VAT	1.039.000	1.039.000
Loans - Line BASE	3.539.738	3.382.788
Other financial liabilities	1.045.800	1.045.800
Total Non-current liabilities	5.624.538	5.467.588

The loans as of December 31, 2014, amount to Euro 4.578.738, and refer to the long term loan signed with Bank IMI in February 25, 2013. The expiration of this loan is at June 30, 2026.

Other financial liabilities, amount to Euro 1.045.800 as of September 30, 2015, and 2014, and refer to junior loan received by the shareholders.

8.          Current Financial Liabilities

The following table provides a detail of the Current Financial Liabilities as of September 30, 2015:

EURO
Current financial liabilities	30.09.2015	31.12.2014
Loans	59.811	395.672
Bank overdraft	0	0
Fair Value hedging	219.677	242.325
Other financial liabiliteis	160.356	140.163
Total current financial liabilities	439.844	778.160

Current Financial Liabilities amount to Euro 439.844 as of September 30, 2015 (Euro 778.160 as of December 31, 2014) refer to the current portion of non-current loan with Bank IMI for Euro 59.811.

The caption of Euro 219.677, refers to the negative fair value at September 30,2015 of the derivative instrument signed by the Company for hedging purposes.

The increase of “Other financial liabilities”, amount Euro 20.193, is due to the conversion of the loan received by the shareholders into a subordinated loan.

9.          Trade Payables

Trade Payables amount to Euro 1.757.593 (Euro 1.169.563 as of December 31, 2014), are details below:

EURO

Trade payables	30.09.2015	31.12.2014
Due to suppliers	1.388.078	1.114.788
Due to Kinexia S.p.A.	29.586	28.200
Due to Volteo Energie S.p.A.	339.929	26.575
Total trade payables	1.757.593	1.169.563

17

The Trade Payables to Volteo Energie S.p.A. are mainly referred to the contract of operation and maintenance (O&M) for the plant of Biogas.

Profit and Loss Notes

10.     Revenue

The breakdown of revenue at September 30, 2015 and 2014 is as follow:

EURO

Revenues	30.09.2015	30.09.2014
Revenues from energy sales	1.414.591	1.277.110
Other revenues	0	1.513
Total	1.414.591	1.278.623

As detailed in the table, the Energy segment represented more than 90% of firm revenues for the period ended September 30, 2015.

“Revenues from energy” refer to revenues from the sale of electricity to GSE, produced by the plant (with a power of 999Kw).

In 2015 the increase in other revenues mainly refer to an one off non-recurring item (penalty compensation linked to the performance of the plant)

11.     Costs of purchases

The following table sets forth the breakdown of costs of raw materials, including change in inventories, for the period ended September 30, 2015 and 2014:

EURO

Cost of purchase	30.09.2015	30.09.2014
Purchase of raw materials	(1.052.586)	(951.144)
Changes in inventories	378.846	346.896
Total	(673.740)	(604.248)

The increase in purchases of raw materials and goods for resale is mainly due to support the growth of the business over the two year period 2015-2014.

12.     Cost of services

The following table sets forth the breakdown of costs of services for the period ended September 30,

18

2015, and 2014:

EURO

Cost for services	30.09.2015	30.09.2014
Leases	0	(1.496)
Rents	(2.000)	0
Capitalised costs	0	0
Maintenances	(190.853)	(180.669)
Services	(11.379)	(20.717)
Assurance	(14.987)	(14.699)
Consulting	(9.582)	(6.519)
Other	(46.091)	(24.175)
Total	(274.892)	(248.275)

Costs of services for the period ended September 30, 2015 and 2014 amounted to Euro 274.892 and Euro 248.275 respectively.

The decrease in rents is due to the suspension of the rental contracts relating to the farming land.

13.     Depreciation and amortization

The following table sets forth the breakdown of depreciation, amortization and write-downs for the period ended September 30, 2015 and 2014:

EURO

Depreciation and amortization	30.09.2015	30.09.2014
Intangibles assets	(5.266)	(4)
Tangibles assets	(243.010)	(232.610)
Total	(248.276)	(232.614)

The depreciation of tangible assets, amount to Euro 243.010 as September 30, 2015, mainly refer to the depreciation of the plant and equipment.

14.     Financial expense

The following table sets forth the breakdown of financial expenses for the periodo ended September 30, 2015 and 2014:

EURO

Financial expenses	30.09.2015	30.09.2014
Interest expenses	(307.863)	(264.843)
Bank expenses	(9.253)	(4.230)
Other	(32.029)	(35.907)
Total	(349.145)	(304.980)

Interest expenses include charges on bank account and on outstanding loans.

19

15.     Tax benefit/income

The following table sets forth the breakdown of tax benefit/income taxes for the period ended September 30, 2015 and 2014:

EURO
Income tax	30.09.2015	30.09.2014
Current taxes	(24.094)	(5.385)
Deferred taxes	42	(1.362)
Consolidation charges/gains	0	(9.912)
Total	(24.052)	(16.659)

Deferred taxes are calculated to the temporary deductible differences between statutory net results and IFRS net results.

16.     Loans by Maturity date

The following table sets forth the breakdown by bank and maturity of the loans at 31 December 2014:

EURO

Description	2015	2016	2017	2018	2019	5 years

Bank Loan	233.012	279.614	275.582	279.166	284.544	2.639.309
Bank Loan Line VAT		1.039.000

The following table sets forth the breakdown by bank and maturity of the loans at 30 September 2015:

EURO

Description	2016	2017	2018	2019	2020	5 years

Bank Loan	279.614	275.582	279.166	284.544	289.025	2.350.284
Bank Loan Line VAT	1.039.000

In 2013 the company signed a financial agreement with Banca IMI in order to obtain a financial borrowing of Euro 5.520.000 to finance the construction of the plant.

This loan has a final expiration of June 2026 (June 2016 for the loan Line VAT) and bears an interest rate Euribor/6 months + spread. Repayment of interests and capital is every 6 months.

17.     Disclosure on financial instruments

The following table includes the disclosure on financial instruments at 2014.

20

EURO
2014	NBV	Fair Value	Level

Other non-current assets	73.585,00	73.585	Level 3
Trade receivables	280.788,00	280.788	Level 3
Other currents assets	1.357.564,00	1.357.564	Level 3
Cash and cash equivalents	15.460,00	15.460	Level 3

Non-current financial liabilities	4.421.788	4.421.788	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	778.160	778.160	Level 3
Trade Payables	1.169.563	1.169.563	Level 3
Other current liabilities	38.299	38.299	Level 3
Tax liabilities	12.659	12.659	Level 3

The following table includes the disclosure on financial instruments at 2015:

2015	NBV	Fair Value	Level

Other non-current assets	67.496	67.496	Level 3
Trade receivables	252.439	252.439	Level 3
Other currents assets	1.494.269	1.494.269	Level 3
Cash and cash equivalents	68.161	68.161	Level 3

Non-current financial liabilities	4.578.738	4.578.738	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	439.844	439.844	Level 3
Trade Payables	1.757.593	1.757.593	Level 3
Other current liabilities	70.099	70.099	Level 3
Tax liabilities	37.095	37.095	Level 3

The difference of the value of hedging derivative between opening balance sheet and of closing has been accounted to Other Comprehensive Income.

In 2013 the company signed a financial arrangement, in order to reduce the risk of unexpected variation on cash flow for interests linked to the loan of Banca IMI. This contract (swap fixed and variable interest rate) will expire on June 2026 and its fair value was positive, 22.000€ at FY 2013, negative (242.000€) at FY 2014 and negative 219.677 at 30 September 2015.

18.     Commitments and collaterals given by the Company

In 2015 the company gave a special guaranty of approximately 190.000€ related to VAT reimbursement.

21

19.     Types of financial risk

The Company is primarily exposed to financial risks related to interest rate fluctuations.

Credit risk is quite not relevant due to the fact that revenues are in respect of Public sector (GSE). Liquidity risk is not significant because the company is able to match financial inflow and outflow

20.     Contingent liabilities

Aside from the information provided in the section on provisions for risks and charges, there are no legal or tax proceedings ongoing against the Company.

21      Extraordinary and/or unusual transactions

There are no unusual transaction to report.

22      Subsequent Events after the reporting period

There are no significant events after the reporting date to report.

22

Tel: +39 02 58.20.10	Viale Abruzzi n. 94
Fax: +39 02 58.20.14.03	20131 Milano
www.bdo.it

To the shareholders of
Agrielektra S.r.l. Società Agricola

Re:      Review of Unaudited Interim Financial Statements as at and for the nine months ended 30 September 2015.

We have reviewed the accompanying balance sheet of Agrielektra S.r.l. Società Agricola as of September 30, 2015, the related statements of income, changes in shareholders’ equity and cash flows for the nine-month periods then ended (the “interim financial information”).

Management’s Responsibility for the Interim Financial Information

The Company’s management is responsible for the preparation and fair presentation of the interim financial information in accordance with International Financial Reporting Standards; this responsibility includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim financial information in accordance with International Financial Reporting Standards.

Auditors’ Responsibility

Our responsibility is to conduct our review in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial information. Accordingly, we do not express such an opinion.

Conclusion

Based on our review, we are not aware of any material modifications that should be made to the interim financial information referred to above for it to be in accordance with International Financial Reporting Standards.

Milan, April 7 2016

BDO Italia S.p.A.

Giovanni Rovelli Signed- Partner

Aosta, Bari, Bergamo, Bologna, Brescia, Cagliari, Firenze, Genova, Milano, Napoli, Novara, Padova, Palermo, Pescara, Potenza, Roma, Torino, Treviso, Trieste, Verona, Vicenza

BDO Italia S.p.A. - Sede Legale: Viale Abruzzi, 94 - 20131 Milano - Capitale Sociale Euro 1.000.000 i.v.
Codice Fiscale, Partita IVA e Registro Imprese di Milano n. 07722780967 - R.E.A. Milano 1977842
Iscritta al Registro dei revisori Legali al n. 167911 con D.M. del 15/03/2013 G.U. n. 26 del 02/04/2013

BDO Italia S.p.A., società per azioni italiana, è membro di BDO International Limited, società di diritto inglese (company limited by guarantee), e fa parte della rete internazionale BDO, network di società indipendenti.

AGRIELEKTRA S.r.l. SOCIETA’ AGRICOLA

FINANCIAL STATEMENTS

Interim Financial Statements as at and for the Nine Months Ended 30 September 2015

1

2

AGRIELEKTRA S.r.l. SOCIETA’ AGRICOLA

BALANCE SHEETS

EURO
Balance Sheet	Notes	30.09.2015	31.12.2014
		EUR	EUR

Intangible assets with a definite useful life		5.612	10.553
Property, plant and equipment	(1)	4.389.557	4.584.234
Other non-current assets	(2)	60.411	68.119
TOTAL NON CURRENTS ASSETS		4.455.580	4.662.906
Inventory	(3)	859.442	760.335
Trade receivables	(4)	389.668	286.449
Other currents assets	(5)	1.639.384	1.337.667
Cash and cash equivalents		79.226	20.954
TOTAL CURRENT ASSETS		2.967.720	2.405.405
TOTAL ASSETS		7.423.300	7.068.311
Share capital	(6)	20.000	20.000
Other reserves	(6)	359.653	342.624
Retained earnings	(6)	(570.396)	(416.046)
Current earnings	(6)	5.990	(295.053)
Equity		(184.753)	(348.475)
Non-current financial liabilities	(7)	4.153.129	4.445.456
Other non-current liabilities	(7)	1.045.800	1.045.800
Total non-current liabilities		5.198.929	5.491.256
Current financial liabilities	(8)	935.787	824.173
Trade Payables	(9)	1.369.026	1.048.663
Other current liabilities		56.056	39.063
Tax liabilities		48.255	13.631
Total current liabilities		2.409.124	1.925.530
TOTAL EQUITY AND LIABILITIES		7.423.300	7.068.311

3

AGRIELEKTRA S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF INCOME

EURO
Profit and Loss	Notes	30.09.2015	30.09.2014

Revenues from the sale of goods and services	(10)	1.698.235	1.154.207
Total revenues		1.698.235	1.154.207
Costs of purchases, services and other costs	(11)	(801.158)	(542.300)
Costs for services and use leasehold	(12)	(261.063)	(235.621)
Other operating expenses		(12.975)	(12.642)
Depreciation and Amortization	(13)	(236.773)	(226.433)
Operating costs		(1.311.969)	(1.016.996)
Net operating income - EBIT		386.266	137.211
Financial income		6	19
Financial expense	(14)	(344.708)	(302.238)
Total financial balance		(344.702)	(302.219)
Result before taxes		41.564	(165.008)
Income taxes	(15)	(35.574)	(8.065)
Net result		5.990	(173.073)

AGRIELEKTRA S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

EURO
Description	31.12.13	Other	Profit (loss) allocation	Profit (Loss) for the period	30.09.2014
Share Capital	20.000	0	0	0	20.000
Other reserve	444.266	(160.770)	0	0	283.496
Retained earnings/accumalated losses	(7.257)	4.221	(413.010)	0	(416.046)
Profit (Loss) for the period	(413.010)	0	413.010	(173.073)	(173.073)
Total	43.999	(156.549)	0	(173.073)	(285.623)

EURO
Description	31.12.14	Other	Profit (loss) allocation	Profit (Loss) for the period	30.09.15
Share Capital	20.000		0	0	20.000
Other reserve	342.624	17.029	0	0	359.653
Retained earnings/accumulated losses	(416.046)	140.703	(295.053)	0	(570.396)
Profit (Loss) for the period	(295.053)		295.053	5.990	5.990
Total	(348.475)	157.732	0	5.990	(184.753)

4

STATEMENTS OF COMPREHENSIVE INCOME

EURO
Comprehensive income	30.09.2015	30.09.2014
Operating result	5.990	(173.073)
Change in reserves for derivatives	17.029	(160.770)
Comprehensive result	23.019	(333.843)

AGRIELEKTRA S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF CASH FLOW

	the period ended
	September 30,	December 31,
	2015	2014
Operating Activities:
Net loss	5.990	(295.053)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and Amortization	236.773	305.893
Changes in operating assets and liabilities:
Inventories	(99.107)	(183.542)
Trade receivable	(103.219)	92.640
Other current assets	(301.717)	(95.628)
Accounts payable	320.363	98.198
Current tax liabilities	34.624	13.631
Other current liabilities	16.993	13.419
Net cash and cash equivalents used in operating activities	110.700	(50.442)
Investing Activities:
Intangibles	0	(10.553)
Tangible	(37.155)	(101.972)
Other not current assets	0	0
Net cash and cash equivalents used in investing activities	(37.155)	(112.525)
Financing Activities:
Proceeds of Financial Liabilities	0	0
Repayments of Financial Liabilities	(156.585)	(108.577)
Proceeds/Repayments of Shareholders’ Loan	0	0
Equity	141.312	94.331
Net cash and cash equivalents provided by financing activities	(15.273)	(14.246)
Cash and Cash Equivalents:
Cash and Cash Equivalents, beginning of period	20.954	198.167
Cash and Cash Equivalents, end of period	79.226	20.954

5

Notes To Financial Statements

Organization and significant accounting policies

Organization

AGRIELEKTRA S.R.L. società Agricola (also defined the “Company”) owns a plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass.

The plant is located in Alagna (Pavia) and has a power of 999kW; the Company is headquartered at Vigevano, in the Street Stropeni 12/14.

At the reporting date, the Company was included in the consolidated statements of Kinexia Group, so Kinexia S.p.A. and Volteo S.p.A. have to be considered as related parties.

Basis of presentation

The financial statements as at and for the nine month ended 30 September 2015 (the “Financial Statements”) has been prepared in compliance with the International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). The Financial Statements has been prepared for the purpose of filing it with the U.S. Securities and Exchange Commission.

The IFRS refers to all “International Financial Reporting Standards”, all “International Accounting Standards” (IAS) and all interpretations of the International Financial Reporting Interpretations Committee (IFRIC), previously called the Standard Interpretations Committee (SIC). Specifically, the IFRS were applied consistently for all the periods presented herein.

No exemptions to IFRS were applied as part of the preparation of these Financial Statements.

The Financial Statements have been prepared on a historical cost basis and the assets and liabilities are presented in the Company financial statements according to the current/non-current classification.

The Financial Statements are presented in Euro which is the functional and presentation currency. All amounts are rounded to the nearest Euro thousand, unless otherwise indicated.

Significant Accounting Policies

Tangible assets

Depreciation and amortization is recorded using the straight-line method over the estimated useful lives of the assets for financial reporting purposes, approximately equal to 15 years. Significant additions or improvements extending assets’ useful lives are capitalized; normal maintenance and repair costs are

6

expensed as incurred. When items are sold or retired, related gains or losses are included in the statement of income.

Impairment of long-lived assets:

Long-lived assets, including property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. No impairment has been recognized in fiscal 2015.

Intangible assets with a finite useful life

Intangible assets consist of non-monetary and separately identifiable assets, which can be controlled and are expected to generate future economic benefits. Such assets are recognized at acquisition and/or production cost, including directly attributable expenses to make the asset ready for use, net of accumulated amortization charges and any impairment losses.

The costs incurred internally to develop new services and platforms are considered intangible assets generated internally and are recognized as assets only if the following requirements are met:

i.	the cost incurred for the development of the assets can be reliably measured;

ii.	the entity has the intention, the availability of financial resources, the ability to complete the assets and to use or sell them;

iii.	it can be demonstrated that the assets are able to produce future economic benefits.

Capitalized development costs include only expenses incurred that can be directly attributed to the process of developing new products and services.

Intangible assets with a finite useful life are amortized on a straight-line basis over their useful lives and are tested for impairment when circumstances indicate that the carrying value may be impaired. The amortization period and the amortization method for intangible assets with a finite useful lives are reviewed at least at each reporting date.

Changes in expected useful lives, or in the way the future economic benefits will be generated by the assets, are either recognized through a change in the period or in the amortization method and are accounted for as changes in accounting estimates. The amortization charges for intangible assets

7

with a finite useful life are classified in the statement of income, in the costs appropriate for the function of the related intangible assets.

Financial assets

Initial recognition and measurement

Financial assets are classified, at initial recognition, as financial assets at fair value through profit or loss, loans and receivables, held-to-maturity investments, financial assets available-for-sale, or as derivatives designated as hedging instruments in an effective hedge, as appropriate. All financial assets are recognized initially at fair value plus, in the case of financial assets not recorded at fair value through profit or loss, transaction costs that are attributable to the acquisition of the financial asset.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognized on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

•	Financial assets at fair value through profit or loss;

•	Loans and receivables;

•	Held-to-maturity investments;

•	Financial assets available-for-sale;

•	Impairment of financial assets;

Financial assets at fair value through profit or loss

Financial assets at fair value through profit or loss include financial assets held for trading and financial assets designated upon initial recognition at fair value through profit or loss. Financial assets are classified as held for trading if they are acquired for the purpose of selling or repurchasing in the near term. Derivatives, including separated embedded derivatives are also classified as held for trading unless they are designated as effective hedging instruments as defined by IAS 39. The Group has not designated any financial assets at fair value through profit or loss. Financial assets at fair value through profit or loss are carried in the statement of financial position at fair value with net changes in fair value presented as financial expenses (negative net changes in fair value) or financial income (positive net changes in fair value) in the statement of income. Derivatives embedded in host contracts are accounted for as separate

8

derivatives and recorded at fair value if their economic characteristics and risks are not closely related to those of the host contracts and the host contracts are not held for trading or designated at fair value though profit or loss. These embedded derivatives are measured at fair value with changes in fair value recognized in the statement of income. Re-assessment only occurs if there is either a change in the terms of the contract that significantly modifies the cash flows that would otherwise be required or a reclassification of a financial asset out of the fair value through profit or loss.

Loans and receivables

Loans and receivables are non-derivative financial assets, with fixed or determinable payments that are not quoted in an active market. After initial recognition, these financial assets are subsequently measured at amortized cost using the effective interest rate method, less impairment. The amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses for loan and in cost of sales or other operating expenses for receivables. This category generally applies to trade and other receivables.

Held-to-maturity investments

Non-derivative financial assets with fixed or determinable payments and fixed maturities are classified as held to maturity when the Company has the positive intention and ability to hold them to maturity. After initial measurement, held to maturity investments are measured at amortized cost using the effective interest rate method, less impairment. Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses.

Financial assets available-for-sale

Financial assets available-for-sale include equity investments and debt securities. Equity investments classified as available-for-sale are those that are neither classified as held for trading nor designated at fair value through profit or loss. Debt securities in this category are those that are intended to be held for an indefinite period of time and that may be sold in response to needs for liquidity or in response to changes in the market conditions. After initial measurement, financial assets available-for-sale are

9

subsequently measured at fair value with unrealized gains or losses recognized in other comprehensive income and credited in the available-for-sale reserve until the investment is derecognized, at which time the cumulative gain or loss is recognized as other operating income or expenses, or the investment is determined to be impaired, when the cumulative loss is reclassified from the available-for-sale reserve to the statement of income as financial expenses. Interest earned whilst holding financial assets available-for-sale is recognized as financial income using the effective interest rate method.

Impairment of financial assets

The Company assesses, at each reporting date, whether there is objective evidence that a financial asset is impaired. An impairment exists if one or more events that has occurred since the initial recognition of the asset (an incurred ‘loss event’), has an impact on the estimated future cash flows of the financial asset or the company of financial assets that can be reliably estimated. Evidence of impairment may include indications that the debtors or a company of debtors is experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that they will enter bankruptcy or other financial reorganization and observable data indicating that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

For financial assets carried at amortized cost, the Company first assesses whether impairment exists individually for financial assets that are individually significant, or collectively for financial assets that are not individually significant. If the Company determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a company of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognized are not included in a collective assessment of impairment.

The amount of any impairment loss identified is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future expected credit losses that have not yet been incurred). The present value of the estimated future cash flows is discounted at the financial asset’s original effective interest rate.

The carrying amount of the asset is reduced through the use of an allowance account and the loss is recognized in statement of income. Interest income (recorded as financial income in the statement of income) continues to be accrued on the reduced carrying amount and is accrued using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss. Loans together

10

with the associated allowance are written off when there is no realistic prospect of future recovery and all collateral has been realized or has been transferred to the Company. If, in a subsequent period, the amount of the estimated impairment loss increases or decreases because of an event occurring after the impairment was recognized, the previously recognized impairment loss is increased or reduced by adjusting the allowance account. If a write-off is later recovered, the recovery is recognized as financial expenses in the statement of income. For financial assets available for sale, the Company assesses at each reporting date whether there is objective evidence that an investment or a company of investments is impaired.

Inventories

 Inventories are stated at the lower of cost or market on a weighted average cost basis.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash at bank, short term deposits and other short-term and highly liquid financial investments that are readily convertible into cash, or that can be converted into cash within 90 days from the original date of acquisition, without any significant risk related to change in value.

 Financial liability

After initial recognition, interest-bearing loans and borrowings are subsequently measured at amortized cost using the effective interest rate method. Gains and losses are recognized in the statement of income when the liabilities are derecognized as well as through the effective interest rate amortization process. Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is included as financial expenses in the statement of income.

Trade and other payables

Trade and other payables are initially recognized at fair value, net of directly attributable costs. Trade and other payables are subsequently measured at amortized cost, applying the effective interest rate method. When a change, which can be reliably estimated, in the expected cash flows, the value of the liabilities is recalculated to reflect that change on the basis of the present value of the expected cash flows and the

11

internal rate of return determined at inception.

Derivatives

The derivatives are valued at fair value.

Provisions for risks and charges

Provisions for risks and charges are recognized for identified losses and charges that are certain or likely to exist, for which the amount and/or timing cannot be determined. The provisions are recognized only when there is a current obligation (legal or constructive) for a future outflow of economic resources as a result of past events, and it is likely that such outflow will be required to settle the obligation. The amount represents the best estimate of the cost to settle the obligation. The rate used to calculate the present value of the provision reflects current market values and takes into consideration the specific risk associated with each liability.

When the effect of the time is material from a financial perspective and the obligation payment dates can be reliably estimated, the provisions are measured at the present value of the expected outflow using a rate which reflects market conditions, changes in the cost of money over the period and the specific risk related to the obligation. The increase in the value of the provision due to changes in the cost of money over time is accounted for as a financial expense.

No provisions are recognized for risks that will only possibly result in a liability. These risks are only disclosed in the specific section on contingent liabilities.

Revenue recognition

Revenue from the sale of goods is measured at the fair value of the consideration received or receivable, taking into account the value of any returns, allowances, trade discounts and quantity-related premiums. Revenue is recognized when the significant risks and rewards of ownership of the goods are transferred to the buyer, when the consideration is likely to be cashed-in, the related costs or any refunding of goods can be reliably estimated, and if management ceases to exercise the ongoing level of activity usually associated with the ownership of the good sold. The transfer of risks and rewards usually coincides with the delivery to the customer, which corresponds to the delivery of the goods to the carrier.

Cost recognition

12

Costs are recognized upon the acquisition of good or the service is performed.

Taxes

Current tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date in the countries where the Company operates and generates taxable income. Current income tax relating to items recognized directly in shareholders’ equity is recognized in shareholders’ equity and not in the statement of income. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred taxes are calculated using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.

Deferred tax assets are recognized for all deductible temporary differences, the carry-forward of unused tax credits and unused tax losses. Deferred tax assets are recognized to the extent that it is likely that sufficient future taxable profit will be available against which the deductible temporary differences and the carry-forward of unused tax losses.

Deferred tax assets and liabilities are measured using the tax rates expected to be applicable in the years in which the assets will be realized or the liabilities will be settled, on the basis of the tax rates that have been enacted or substantively enacted at the reporting date.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

Current, deferred tax assets and liabilities are recognized in the statement of income, except those related to items directly accounted for in the shareholders’ equity for which the tax effect is recognized directly in shareholders’ equity as well.

13

Notes To Financial Statements

Balance Sheet Notes

1.        Property Plant and equipment

The following table provides the detail as of September 30, 2015 compared with December 31, 2014:

EURO
Tangible Assets	31.12.14	Increase	Decrease	Depreciation	30.09.2015
Land and Buildings	152.286	0	0	292	151.994
Plant and Machinery	4.431.948	1.560	0	231.541	4.201.967
Other Assets	0	35.595	0	0	35.595
Total	4.584.234	37.155	0	231.833	4.389.557

Land and Buildings refer to the land owned, where the plant is located, and it amounts to Euro 152.286 in 2014 and Euro 151.994 in 2015.

Plant and Machinery refer to plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass, and it amounts to Euro 4.431.948 in 2014 and Euro 4.201.967 in 2015.

The book value of the Plant and Machinery included interest cost for Euro 18.000.

The useful life of the plant is estimated as 15 years.

As of 31 December 2014 and 30 September 2015, no assets were used as collaterals to third parties, apart a specific guaranty for borrowings.

Furthermore over the two-year period, there was no indications of any potential impairment of plant and equipment.

The following table provides the detail of Intangible Assets as of September 30, 2015 compared with December 31, 2014:

EURO
Intangible Assets	31.12.14	Increase	Decrease	Amortization	30.09.2015
Other assets	10.553	0	0	4.940	5.612
Total	10.553	0	0	4.940	5.612

2.       Other non-current assets

Other non-current refer to deferred tax assets accrued on negative impact of fair value hedging instruments on equity.

EURO
Other non-current assets	30.09.2015	31.12.2014
Deferred tax assets	57.411	65.119
Deposits	3.000	3.000
Total other non-current assets	60.411	68.119

14

         3.       Inventories

   Inventories include the agricultural waste in stock and it increase in 2015 due to increase in production of energy.

EURO
Inventory	30.09.2015	31.12.2014
Materials, supplies and consumables	859.442	760.335
Total Inventory	859.442	760.335

4. Trade Receivables

Trade receivables refer for the sale of the energy produced to plant.

EURO
Trade Receivables	30.09.2015	31.12.2014
Receivables due from customers	389.668	286.449
Total Trade Receivables	389.668	286.449

  The company has no allowance for doubtful accounts due to the fact that the company has a unique client (public Entity GSE).

EURO
Description	31.12.14	Provision	releases	30.09.2015
Allowance for doubtful account				0
Total	0	0	0	0

5. Other current Assets

Other current assets amount to Euro 1.639.384 as of September 30, 2015 (Euro 1.337.667 as of December 31, 2014) and are detailed below:

EURO
Other current assets			30.09.2015	31.12.2014
Tax receivables			1.410.494	1.238.424
Advances to suppliers			213.484	86.502
Prepayments and deferred costs			15.406	12.020
Financial receivables from parent company			0	721
Total other current assets			1.639.384	1.337.667

Tax receivables amount to Euro 1.410.494 (Euro 1.238.424 as of December 31, 2014), and refer to VAT reimbursement.

The Company has claimed for refund of the input VAT for the year 2012 (Euro 174.084) and year 2013 (Euro 774.375).

15

Prepayments and deferred costs, as of September 30, 2015, amount to Euro 15.406 and mainly refer to the expenses incurred during the initial phase of startup of the plant.

6. Equity

EURO
Description	31.12.13	Other	Profit (loss) allocation	Profit (Loss) for the period	30.09.2014
Share Capital	20.000	0	0	0	20.000
Other reserve	444.266	(160.770)	0	0	283.496
Retained earnings/accumalated losses	(7.257)	4.221	(413.010)	0	(416.046)
Profit (Loss) for the period	(413.010)	0	413.010	(173.073)	(173.073)
Total	43.999	(156.549)	0	(173.073)	(285.623)

The Other Reserves amounts to Euro 283.496, and decreased of Euro 160.770. during the 2014, due to the negative impact on equity, net of taxes, related to the fair value of hedging instrument.

The loss of the year 2013 is allocated to the accumulated losses.

The loss of the period 2014 amounts to Euro 173.073.

EURO
Description	31.12.14	Other	Profit (loss) allocation	Profit (Loss) for the period	30.09.15
Share Capital	20.000		0	0	20.000
Other reserve	342.624	17.029	0	0	359.653
Retained earnings/accumalated losses	(416.046)	140.703	(295.053)	0	(570.396)
Profit (Loss) for the period	(295.053)		295.053	5.990	5.990
Total	(348.475)	157.732	0	5.990	(184.753)

The Other Reserves amounts to Euro 359.653, and increase of Euro 17.029 during the 2015, due to the positive impact on equity, net of taxes, related to the fair value of hedging instrument.

The loss of the year 2014 is allocated to the accumulated losses.

The profit of the period 2015 amounts to Euro 5.990.

7. Non – Current / Other Non-current Financial Liabilities

EURO
Non-current liabilities	30.09.2015	31.12.2014
Loans - Line VAT	1.039.000	1.039.000
Loans - Line BASE	3.114.129	3.406.456
Other financial liabilities	1.045.800	1.045.800
Total Non-current liabilities	5.198.929	5.491.256

16

The loans as of September 30, 2015, amount to Euro 4.153.129, and refer to the long term loan signed with Bank IMI in February 25, 2013. The expiration of this loan is at June 30, 2026. The decrease in 2014 is related to the reclassification from long term to short term.

Other financial liabilities, amount to Euro 1.045.800 as of September 30, 2015 and December 31, 2014, and refer to junior loan received by the shareholders.

         8.       Current Financial Liabilities

The following table provides a detail of the Current Financial Liabilities as of September 30, 2015:

EURO
Current financial liabilities	30.09.2015	31.12.2014
Loans	506.119	395.672
Fair value hedging	219.677	242.325
Other financial liabilities	209.991	186.176
Total current financial liabilities	935.787	824.173

Current Financial Liabilities amount to Euro 935.787 as of September 30, 2015 (Euro 824.173 as of December 31, 2014) mainly refer to the current portion of non-current loan with Bank IMI (Euro 506.119).

The caption of Euro 219.677 refers to the negative fair value at September 30, 2015 of the derivative instrument signed by the Company for hedging purposes.

         9.       Trade Payables

Trade Payables amount to Euro 1.369.026 (Euro 1.048.663 as of December 31, 2014), are details below:

EURO
Trade payables	30.09.2015	31.12.2014
Due to suppliers	973.600	894.754
Due to Kinexia S.p.A.	31.553	30.166
Due to Volteo Energie S.p.A.	363.873	123.743
Total trade payables	1.369.026	1.048.663

Trade Payables to Volteo Energie S.p.A. refer to the contract of operation and maintenance (O&M) for the plant of Biogas.

17

Profit and Loss Notes

10. Revenue

The breakdown of revenue at September 30, 2015, and 2014 is as follow:

EURO
Revenues	30.09.2015	30.09.2014
Revenues from energy sales	1.485.483	1.153.834
Other revenues	212.752	373
Total	1.698.235	1.154.207

As detailed in the table, the Energy segment represented more than 80% of firm revenues for the periods ended September 30, 2015 and 2014.

“Revenues from energy” refer to revenues from the sale of electricity to GSE, produced by the plant (with a power of 999Kw).

The other revenues amounting to 212.752 mainly refer to 140. 567 to revenues for insurance refund.

11.     Costs of purchases

The following table sets forth the breakdown of costs of raw materials, including change in inventories, for the periods ended September 30, 2015 and 2014:

EURO
Cost of purchase	30.09.2015	30.09.2014
Purchase of raw materials	(900.265)	(946.489)
Changes in inventories	99.107	404.189
Total	(801.158)	(542.300)

12.     Cost of services

The following table sets forth the breakdown of costs of services for the periods ended September 30, 2015, and 2014:

EURO
Cost for services	30.09.2015	30.09.2014
Leases	0	(272)
Maintenances	(199.696)	(169.755)
Services	(18.158)	(22.714)
Assurance	(14.986)	(14.699)
Consulting	(9.582)	(6.156)
Other	(18.641)	(22.025)
Total	(261.063)	(235.621)

Costs of services for the period ended September 30, 2015 and 2014 amounted to Euro 261.063, and

18

Euro 235.621 respectively.

The increase in maintenances cost is due to the increase of the business activity of the energy plant.

13.     Depreciation and amortization

The following table sets forth the breakdown of depreciation, amortization and write-downs for the periods ended September 30, 2015 and 2014:

EURO
Depreciation and amortization	30.09.2015	30.09.2014
Intangibles assets	(4.940)	(7)
Tangibles assets	(231.833)	(226.426)
Total	(236.773)	(226.433)

14.     Financial expense

The following table sets forth the breakdown of financial expenses for the periods ended September 30, 2015 and 2014:

EURO
Financial expenses	30.09.2015	30.09.2014
Interest expenses	(303.350)	(262.349)
Bank expenses	(9.329)	(3.982)
Other	(32.029)	(35.907)
Total	(344.708)	(302.238)

Interest expenses include charges on bank account and on outstanding loans.

15.     Tax benefit/income

The following table sets forth the breakdown of tax benefit/income taxes for the periods ended September 30, 2015 and 2014:

EURO
Income tax	30.09.2015	30.09.2014
Current taxes	(33.348)	(3.787)
Deferred taxes	(2.226)	(3.280)
Consolidation charges/gains	0	(998)
Total	(35.574)	(8.065)

Deferred taxes are calculated to the temporary deductible differences between statutory net results and

19

IFRS net results.

16.     Loans by Maturity date

The following table sets forth the breakdown by bank and maturity of the loans at 31 December 2014:

EURO

Description	2015	2016	2017	2018	2019	5 years

Bank Loan	233.012	279.614	275.582	279.166	284.544	2.639.309
Bank Loan Line VAT		1.039.000

The following table sets forth the breakdown by bank and maturity of the loans at 30 September 2015:

EURO
Description	2016	2017	2018	2019	2020	5 years

Bank Loan	279.614	275.582	279.166	284.544	289.025	2.350.284
Bank Loan Line VAT	1.039.000

In 2013 the company signed a financial agreement with Banca IMI in order to obtain a financial borrowing of Euro 5.520.000 to finance the construction of the plant.

This loan has a final expiration of June 2026 (June 2016 for the loan Line VAT) and bears an interest rate Euribor/6 months + spread. Repayment of interests and capital is every 6 months.

20

17. Disclosure on financial instruments

The following table includes the disclosure on financial instruments at 2014.

EURO
2014	NBV	Fair Value	Level

Other non-current assets	68.119	68.119	Level 3
Trade receivables	286.449	286.449	Level 3
Other currents assets	1.337.667	1.337.667	Level 3
Cash and cash equivalents	20.954	20.954	Level 3

Non-current financial liabilities	4.445.456	4.445.456	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	824.173	824.173	Level 3
Trade Payables	1.048.663	1.048.663	Level 3
Other current liabilities	39.063	39.063	Level 3
Tax liabilities	13.631	13.631	Level 3

The following table includes the disclosure on financial instruments at 2015:

2015	Fair Value	Amortized cost	Level

Other non-current assets	60.411	60.411	Level 3
Trade receivables	389.668	389.668	Level 3
Other currents assets	1.639.384	1.639.384	Level 3
Cash and cash equivalents	79.226	79.226	Level 3

Non-current financial liabilities	4.153.129	4.153.129	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	935.787	935.787	Level 3
Trade Payables	1.369.026	1.369.026	Level 3
Other current liabilities	56.056	56.056	Level 3
Tax liabilities	48.255	48.255	Level 3

The difference of the value of hedging derivative between opening balance sheet and of closing has been accounted to Other Comprehensive Income.

In 2013 the company signed a financial arrangement, in order to reduce the risk of unexpected variation on

21

cash flow for interests linked to the loan of Banca IMI. This contract (swap fixed and variable interest rate) will expire on June 2026 and its fair value was positive, 22.000€ at FY 2013, negative (242.000€) at FY 2014 and at 30 September negative for 219.677.

18.    Commitments and collaterals given by the Company

In 2013 the company gives a special guaranty of about 382.000€ related to potential environmental risks, in 2014 this caption increase to 566.000€ and includes a special guaranty for VAT reimbursement.

19.    Types of financial risk

The Company is primarily exposed to financial risks related to interest rate fluctuations and liquidity risk. Credit risk is quite not relevant due to the fact that revenues are in respect of Public sector (GSE). Liquidity risk is not significant because the company is able to match financial inflow and outflow

20.    Contingent liabilities

Aside from the information provided in the section on provisions for risks and charges, there are no legal or tax proceedings ongoing against the Company.

21.    Extraordinary and/or unusual transactions

There are no unusual transaction to report.

22.    Subsequent Events after the reporting period

There are no significant events after the reporting date to report.

22

Tel: +39 02 58.20.10	Viale Abruzzi n. 94
Fax: +39 02 58.20.14.03	20131 Milano
www.bdo.it

To the shareholders of
Agrisorse S.r.l. Società Agricola

Re:     Review of Unaudited Interim Financial Statements as at and for the nine months ended 30 September 2015.

We have reviewed the accompanying balance sheet of Agrisorse S.r.l. Società Agricola as of September 30, 2015, the related statements of income, changes in shareholders’ equity and cash flows for the nine-month periods then ended (the “interim financial information”).

Management’s Responsibility for the Interim Financial Information

The Company’s management is responsible for the preparation and fair presentation of the interim financial information in accordance with International Financial Reporting Standards; this responsibility includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim financial information in accordance with International Financial Reporting Standards.

Auditors’ Responsibility

Our responsibility is to conduct our review in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial information. Accordingly, we do not express such an opinion.

Conclusion

Based on our review, we are not aware of any material modifications that should be made to the interim financial information referred to above for it to be in accordance with International Financial Reporting Standards.

Milan, April 7 2016

BDO Italia S.p.A.

Giovanni Rovelli Signed- Partner

Aosta, Bari, Bergamo, Bologna, Brescia, Cagliari, Firenze, Genova, Milano, Napoli, Novara, Padova, Palermo, Pescara, Potenza, Roma, Torino, Treviso, Trieste, Verona, Vicenza

BDO Italia S.p.A. - Sede Legale: Viale Abruzzi, 94 - 20131 Milano - Capitale Sociale Euro 1.000.000 i.v.
Codice Fiscale, Partita IVA e Registro Imprese di Milano n. 07722780967 - R.E.A. Milano 1977842
Iscritta al Registro dei revisori Legali al n. 167911 con D.M. del 15/03/2013 G.U. n. 26 del 02/04/2013

BDO Italia S.p.A., società per azioni italiana, è membro di BDO International Limited, società di diritto inglese (company limited by guarantee), e fa parte della rete internazionale BDO, network di società indipendenti.

AGRISORSE S.r.l. SOCIETA’ AGRICOLA

FINANCIAL STATEMENTS

Interim Financial Statements as at and for the Nine Months ended 30 September 2015

1

2

AGRISORSE S.r.l. SOCIETA’ AGRICOLA

BALANCE SHEETS

EURO
Balance Sheet	Notes	30.09.2015	31.12.2014

Intangible assets with a definite useful life		5.472	10.557
Property, plant and equipment	(1)	4.233.003	4.449.744
Other non-current assets	(2)	62.307	67.991
TOTAL NON CURRENTS ASSETS		4.300.782	4.528.292
Inventories	(3)	899.045	617.400
Trade receivables	(4)	287.855	314.987
Other currents assets	(5)	1.434.354	1.365.603
Cash and cash equivalents		16.291	11.682
TOTAL CURRENT ASSETS		2.637.545	2.309.672
TOTAL ASSETS		6.938.327	6.837.964
Share capital	(6)	20.000	20.000
Other reserves	(6)	308.933	292.730
Retained earnings	(6)	(769.162)	(676.789)
Current earnings	(6)	(234.942)	(92.617)
Equity		(675.171)	(456.676)
Non-current financial liabilities	(7)	4.297.374	4.434.860
Other non-current liabilities	(7)	1.045.800	1.045.800
Total non-current liabilities		5.343.174	5.480.660
Current financial liabilities	(8)	789.042	780.883
Trade Payables	(9)	1.407.288	981.075
Other current liabilities		55.497	38.503
Tax liabilities		18.497	13.519
Total current liabilities		2.270.324	1.813.980
TOTAL EQUITY AND LIABILITIES		6.938.327	6.837.964

3

AGRISORSE S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF INCOME

EURO
Profit and Loss	Notes	30.09.2015	30.09.2014

Revenues from the sale of goods and services	(10)	1.297.761	1.362.266
Other operating income		0	0
Total revenues		1.297.761	1.362.266
Costs of purchases, services and other costs	(11)	(684.481)	(625.088)
Costs for services and use leasehold	(12)	(241.486)	(253.551)
Other operating expenses		(11.864)	(10.162)
Depreciation and Amortization	(13)	(243.563)	(237.398)
Operating costs		(1.181.394)	(1.126.199)
Net operating income – EBIT		116.367	236.067
Financial income		3	20
Financial expense	(14)	(347.242)	(303.315)
Total financial balance		(347.239)	(303.295)
Result before taxes		(230.872)	(67.228)
Income taxes	(15)	(4.070)	(28.796)
Net result		(234.942)	(96.024)

AGRISORSE S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

EURO

Description	31.12.2013	Other	Profit (loss) allocation	Profit (Loss) of the period	30.09.2014
Share Capital	20.000	0	0	0	20.000
Other reserve	444.266	(160.770)	0	0	283.496
Retained earnings/accumulated losses	(5.690)	3.989	(675.088)	0	(676.789)
Profit (Loss) of the period	(675.088)	0	675.088	(96.024)	(96.024)
Total	(216.512)	(156.781)	0	(96.024)	(469.317)

EURO

Description	31.12.2014	Other	Profit (loss) allocation	Profit (Loss) of the period	30.09.2015
Share Capital	20.000	0	0	0	20.000
Other reserve	292.730	16.203	0	0	308.933
Retained earnings/accumulated losses	(676.789)	244	(92.617)	0	(769.162)
Profit (Loss) of the period	(92.617)	0	92.617	(234.942)	(234.942)
Total	(456.676)	16.447	0	(234.942)	(675.171)

4

STATEMENTS OF COMPREHENSIVE INCOME

EURO
Comprehensive income	30.09.2015	30.09.2014
Operating result	(234.942)	(96.024)
Change in reserves for derivatives	16.203	(160.770)
Comprehensive result	(218.739)	(256.794)

AGRISORSE S.r.l. SOCIETA’ AGRICOLA
STATEMENTS OF CASH FLOW

	the period ended
	September 30, 2015	December 31, 2014
Operating Activities:
Net loss	(234.942)	(92.617)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and Amortization	243.563	300.125
Changes in operating assets and liabilities:
Inventories	(281.645)	(61.843)
Trade receivable	27.132	32.040
Other current assets	(68.751)	43.691
Accounts payable	426.213	(97.023)
Current tax liabilities	4.978	13.519
Other current liabilities	16.994	13.410
Net cash and cash equivalents used in operating activities	133.542	151.302
Investing Activities:
Intangibles	0	(10.557)
Purchase of property and equipment	0	0
Tangible	(21.737)	1.875
Other not current assets	0	0
Net cash and cash equivalents used in investing activities	(21.737)	(8.682)
Financing Activities:
Proceeds of Financial Liabilities	0	0
Repayments of Financial Liabilities	(107.223)	(357.717)
Proceeds/Repayments of Shareholders’ Loan	0	0
Equity	27	40.108
Net cash and cash equivalents provided by financing activities	(107.196)	(317.609)
Cash and Cash Equivalents:
Cash and Cash Equivalents, beginning of period	11.682	186.671
Cash and Cash Equivalents, end of period	16.291	11.682

5

Notes to Financial Statements

Organization and significant accounting policies

Organization

Agrisorse S.R.L. società Agricola (also defined the “Company”) owns a plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass.

The plant is located in Garlasco (Pavia) and has a power of 999kW; the Company is headquartered at Vigevano, in the Street Stropeni 12/14.

At the reporting date, the Company was included in the consolidated statements of Kinexia Group, so Kinexia S.p.A. and Volteo S.p.A. have to be considered as related parties.

Basis of presentation

The financial statements as at and for the nine month ended 30 September 2015 (the “Financial Statements”) has been prepared in compliance with the International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). The Financial Statements has been prepared for the purpose of filing it with the U.S. Securities and Exchange Commission.

The IFRS refers to all “International Financial Reporting Standards”, all “International Accounting Standards” (IAS) and all interpretations of the International Financial Reporting Interpretations Committee (IFRIC), previously called the Standard Interpretations Committee (SIC). Specifically, the IFRS were applied consistently for all the periods presented herein.

No exemptions to IFRS were applied as part of the preparation of these Financial Statements.

The Financial Statements have been prepared on a historical cost basis and the assets and liabilities are presented in the Company financial statements according to the current/non-current classification.

The Financial Statements are presented in Euro which is the functional and presentation currency. All amounts are rounded to the nearest Euro thousand, unless otherwise indicated.

Significant Accounting Policies

Tangible assets

Depreciation and amortization is recorded using the straight-line method over the estimated useful lives of the assets for financial reporting purposes, approximately equal to 15 years. Significant additions or improvements extending assets’ useful lives are capitalized; normal maintenance and repair costs are expensed as incurred. When items are sold or retired, related gains or losses are included in the statement of income.

6

Impairment of long-lived assets:

Long-lived assets, including property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. No impairment has been recognized in fiscal 2014.

Intangible assets with a finite useful life

Intangible assets consist of non-monetary and separately identifiable assets, which can be controlled and are expected to generate future economic benefits. Such assets are recognized at acquisition and/or production cost, including directly attributable expenses to make the asset ready for use, net of accumulated amortization charges and any impairment losses.

The costs incurred internally to develop new services and platforms are considered intangible assets generated internally and are recognized as assets only if the following requirements are met:

i.          the cost incurred for the development of the assets can be reliably measured;

ii.         the entity has the intention, the availability of financial resources, the ability to complete the assets and to use or sell them;

iii.        it can be demonstrated that the assets are able to produce future economic benefits.

Capitalized development costs include only expenses incurred that can be directly attributed to the process of developing new products and services.

Intangible assets with a finite useful life are amortized on a straight-line basis over their useful lives and are tested for impairment when circumstances indicate that the carrying value may be impaired. The amortization period and the amortization method for intangible assets with a finite useful lives are reviewed at least at each reporting date.

Changes in expected useful lives, or in the way the future economic benefits will be generated by the assets, are either recognized through a change in the period or in the amortization method and are accounted for as changes in accounting estimates. The amortization charges for intangible assets with a finite useful life are classified in the statement of income, in the costs appropriate for the function of the related intangible assets.

7

Financial assets

Initial recognition and measurement

Financial assets are classified, at initial recognition, as financial assets at fair value through profit or loss, loans and receivables, held-to-maturity investments, financial assets available-for-sale, or as derivatives designated as hedging instruments in an effective hedge, as appropriate. All financial assets are recognized initially at fair value plus, in the case of financial assets not recorded at fair value through profit or loss, transaction costs that are attributable to the acquisition of the financial asset.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognized on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

•	Financial assets at fair value through profit or loss;

•	Loans and receivables;

•	Held-to-maturity investments;

•	Financial assets available-for-sale;

•	Impairment of financial assets;

Financial assets at fair value through profit or loss

Financial assets at fair value through profit or loss include financial assets held for trading and financial assets designated upon initial recognition at fair value through profit or loss. Financial assets are classified as held for trading if they are acquired for the purpose of selling or repurchasing in the near term. Derivatives, including separated embedded derivatives are also classified as held for trading unless they are designated as effective hedging instruments as defined by IAS 39.

The Group has not designated any financial assets at fair value through profit or loss. Financial assets at fair value through profit or loss are carried in the statement of financial position at fair value with net changes in fair value presented as financial expenses (negative net changes in fair value) or financial income (positive net changes in fair value) in the statement of income.

Derivatives embedded in host contracts are accounted for as separate derivatives and recorded at fair value if their economic characteristics and risks are not closely related to those of the host contracts and

8

the host contracts are not held for trading or designated at fair value though profit or loss. These embedded derivatives are measured at fair value with changes in fair value recognized in the statement of income. Re-assessment only occurs if there is either a change in the terms of the contract that significantly modifies the cash flows that would otherwise be required or a reclassification of a financial asset out of the fair value through profit or loss.

Loans and receivables

Loans and receivables are non-derivative financial assets, with fixed or determinable payments that are not quoted in an active market. After initial recognition, these financial assets are subsequently measured at amortized cost using the effective interest rate method, less impairment. The amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses for loan and in cost of sales or other operating expenses for receivables. This category generally applies to trade and other receivables.

Held-to-maturity investments

Non-derivative financial assets with fixed or determinable payments and fixed maturities are classified as held to maturity when the Company has the positive intention and ability to hold them to maturity. After initial measurement, held to maturity investments are measured at amortized cost using the effective interest rate method, less impairment. Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses.

Financial assets available-for-sale

Financial assets available-for-sale include equity investments and debt securities. Equity investments classified as available-for-sale are those that are neither classified as held for trading nor designated at fair value through profit or loss. Debt securities in this category are those that are intended to be held for an indefinite period of time and that may be sold in response to needs for liquidity or in response to changes in the market conditions. After initial measurement, financial assets available-for-sale are subsequently measured at fair value with unrealized gains or losses recognized in other comprehensive

9

income and credited in the available-for-sale reserve until the investment is derecognized, at which time the cumulative gain or loss is recognized as other operating income or expenses, or the investment is determined to be impaired, when the cumulative loss is reclassified from the available-for-sale reserve to the statement of income as financial expenses. Interest earned whilst holding financial assets available-for-sale is recognized as financial income using the effective interest rate method.

Impairment of financial assets

The Company assesses, at each reporting date, whether there is objective evidence that a financial asset is impaired. An impairment exists if one or more events that has occurred since the initial recognition of the asset (an incurred ‘loss event’), has an impact on the estimated future cash flows of the financial asset or the company of financial assets that can be reliably estimated. Evidence of impairment may include indications that the debtors or a company of debtors is experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that they will enter bankruptcy or other financial reorganization and observable data indicating that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

For financial assets carried at amortized cost, the Company first assesses whether impairment exists individually for financial assets that are individually significant, or collectively for financial assets that are not individually significant. If the Company determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a company of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognized are not included in a collective assessment of impairment.

The amount of any impairment loss identified is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future expected credit losses that have not yet been incurred). The present value of the estimated future cash flows is discounted at the financial asset’s original effective interest rate.

The carrying amount of the asset is reduced through the use of an allowance account and the loss is recognized in statement of income. Interest income (recorded as financial income in the statement of income) continues to be accrued on the reduced carrying amount and is accrued using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss. Loans together with the associated allowance are written off when there is no realistic prospect of future recovery and all

10

collateral has been realized or has been transferred to the Company. If, in a subsequent period, the amount of the estimated impairment loss increases or decreases because of an event occurring after the impairment was recognized, the previously recognized impairment loss is increased or reduced by adjusting the allowance account. If a write-off is later recovered, the recovery is recognized as financial expenses in the statement of income. For financial assets available for sale, the Company assesses at each reporting date whether there is objective evidence that an investment or a company of investments is impaired.

Inventories

Inventories are stated at the lower of cost or market on a weighted average cost basis.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash at bank, short term deposits and other short-term and highly liquid financial investments that are readily convertible into cash, or that can be converted into cash within 90 days from the original date of acquisition, without any significant risk related to change in value.

Financial liability

After initial recognition, interest-bearing loans and borrowings are subsequently measured at amortized cost using the effective interest rate method. Gains and losses are recognized in the statement of income when the liabilities are derecognized as well as through the effective interest rate amortization process.

Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is included as financial expenses in the statement of income.

Trade and other payables

Trade and other payables are initially recognized at fair value, net of directly attributable costs. Trade and other payables are subsequently measured at amortized cost, applying the effective interest rate method. When a change, which can be reliably estimated, in the expected cash flows, the value of the liabilities is recalculated to reflect that change on the basis of the present value of the expected cash flows and the internal rate of return determined at inception.

Derivatives

11

The derivatives are valued at fair value.

Provisions for risks and charges

Provisions for risks and charges are recognized for identified losses and charges that are certain or likely to exist, for which the amount and/or timing cannot be determined. The provisions are recognized only when there is a current obligation (legal or constructive) for a future outflow of economic resources as a result of past events, and it is likely that such outflow will be required to settle the obligation. The amount represents the best estimate of the cost to settle the obligation. The rate used to calculate the present value of the provision reflects current market values and takes into consideration the specific risk associated with each liability.

When the effect of the time is material from a financial perspective and the obligation payment dates can be reliably estimated, the provisions are measured at the present value of the expected outflow using a rate which reflects market conditions, changes in the cost of money over the period and the specific risk related to the obligation. The increase in the value of the provision due to changes in the cost of money over time is accounted for as a financial expense.

No provisions are recognized for risks that will only possibly result in a liability. These risks are only disclosed in the specific section on contingent liabilities.

Revenue recognition

Revenue from the sale of goods is measured at the fair value of the consideration received or receivable, taking into account the value of any returns, allowances, trade discounts and quantity-related premiums. Revenue is recognized when the significant risks and rewards of ownership of the goods are transferred to the buyer, when the consideration is likely to be cashed-in, the related costs or any refunding of goods can be reliably estimated, and if management ceases to exercise the ongoing level of activity usually associated with the ownership of the good sold. The transfer of risks and rewards usually coincides with the delivery to the customer, which corresponds to the delivery of the goods to the carrier.

Cost recognition

Costs are recognized upon the acquisition of good or the service is performed.

Taxes

Current tax assets and liabilities for the current period are measured at the amount expected to be

12

recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date in the countries where the Company operates and generates taxable income. Current income tax relating to items recognized directly in shareholders’ equity is recognized in shareholders’ equity and not in the statement of income. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred taxes are calculated using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.

Deferred tax assets are recognized for all deductible temporary differences, the carry-forward of unused tax credits and unused tax losses. Deferred tax assets are recognized to the extent that it is likely that sufficient future taxable profit will be available against which the deductible temporary differences and the carry-forward of unused tax losses.

Deferred tax assets and liabilities are measured using the tax rates expected to be applicable in the years in which the assets will be realized or the liabilities will be settled, on the basis of the tax rates that have been enacted or substantively enacted at the reporting date.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

Current, deferred tax assets and liabilities are recognized in the statement of income, except those related to items directly accounted for in the shareholders’ equity for which the tax effect is recognized directly in shareholders’ equity as well.

Notes to Financial Statements

Balance Sheet Notes

1.    Property Plant and equipment

The following table provides the detail as of September 30, 2015 compared with December 31, 2014:

13

EURO

Tangible Assets	31.12.2014	Increase	Decrease	Deprecation	30.09.2015
Land and Buildings	141.789	0	0	324	141.465
Plant and Machinery	4.307.955	21.737	0	238.154	4.091.538
Other Assets	0	0	0	0	0
Total	4.449.744	21.737	0	238.478	4.233.003

Land and Buildings refer to the land owned, where the plant is located, and it amounts to Euro 141.789 in 2014 and Euro 141.465 in 2015.

Land has an indefinite useful life.

Plant and Machinery refer to plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass, and it amounts to Euro 4.307.955 in 2014 and Euro 4.091.538 in 2015.

The useful life of the plant is estimated as 15 years.

The book value of the Plant and Machinery included interest cost for Euro 14.000.

As of 30 September 2015 and 31 December 2014, no assets were used as collaterals to third parties, apart a specific guaranty for borrowings.

Furthermore over the two-year period, there was no indications of any potential impairment of plant and equipment.

The following table provides the detail of Intangible Assets as of September 30, 2015 compared with December 31, 2014:

EURO

Intangible Assets	31.12.14	Increase	Decrease	Amortization	30.09.2015
Other assets	10.557	0	0	5.085	5.472
Total	10.557	0	0	5.085	5.472

2.          Other non-current assets

Other non-current refer to deferred tax assets accrued on negative impact of fair value hedging instruments on equity.

EURO

Other non-current assets	30.09.2015	31.12.2014
Deferred tax assets	62.307	67.991
Total other non-current assets	62.307	67.991

3.          Inventories

14

Inventories include the agricultural waste in stock as of September 30, 2015.

EURO

Inventory	30.09.2015	31.12.2014
Materials, supplies and consumables	899.045	617.400
Total Inventory	899.045	617.400

4.          Trade Receivables

Trade receivables refer for the sale of the energy produced to plant.

EURO

Trade Receivables	30.09.2015	31.12.2014
Receivables due from customers	287.855	314.987
Total Trade Receivables	287.855	314.987

The company has no allowance for doubtful accounts due to the fact that the company has a unique client (public Entity GSE).

Description	31.12.14	Provision	releases	30.09.2015
Allowance for doubtfull account				0
Total	0	0	0	0

5.          Other current Assets

Other current assets amount to Euro 1.434.354 as of September 30, 2015 (Euro 1.365.603 as of December 31, 2014) and are detailed below:

EURO

Other current assets	30.09.2015	31.12.2014
Tax receivables	1.421.446	1.310.504
Advances to suppliers	1.524	27.310
Prepayments and deferred costs	11.384	11.529
Other receivables	0	0
Financial receivables from parent company	0	16.260
Total other current assets	1.434.354	1.365.603

Tax receivables amount to Euro 1.421.446 (Euro 1.310.504 as of December 31, 2014), and refers to VAT reimbursement.

The Company has claimed for refund of the input VAT for the year 2012 (Euro 170.143) and year 2013 (Euro 770.175).

Prepayments and deferred costs, as of September 30, 2015, amount to Euro 11.384 and mainly refer to the expenses incurred during the initial phase of startup of the plant.

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6.          Equity

EURO

Description	31.12.2013	Other	Profit (loss) allocation	Profit (Loss) of the period	30.09.2014
Share Capital	20.000	0	0	0	20.000
Other reserve	444.266	(160.770)	0	0	283.496
Retained earnings/accumulated losses	(5.690)	3.989	(675.088)	0	(676.789)
Profit (Loss) of the period	(675.088)	0	675.088	(96.024)	(96.024)
Total	(216.512)	(156.781)	0	(96.024)	(469.317)

The Other Reserve amounts to Euro 283.496, and decreased of Euro 160.770 during the 2014, due to the negative impact on equity, net of taxes, related to the fair value of hedging instrument.

The loss of the year 2013 is allocated to the accumulated losses.

The loss of the period 2014 amounts to Euro 96.024.

EURO

Description	31.12.2014	Other	Profit (loss) allocation	Profit (Loss) of the period	30.09.2015
Share Capital	20.000	0	0	0	20.000
Other reserve	292.730	16.203	0	0	308.933
Retained earnings/accumulated losses	(676.789)	244	(92.617)	0	(769.162)
Profit (Loss) of the period	(92.617)	0	92.617	(234.942)	(234.942)
Total	(456.676)	16.447	0	(234.942)	(675.171)

The Other Reserve amounts to Euro 308.933, and increased of Euro 16.203 during the 2015, due to the positive impact on equity, net of taxes, related to the fair value of hedging instrument.

The loss of the year 2014 is allocated to the accumulated losses.

The loss of the period 2015 amounts to Euro 234.942.

7.          Non – Current / Other Non current Financial Liabilities

Non-current liabilities	30.09.2015	31.12.2014
Loans - Line VAT	1.039.000	1.039.000
Loans - Line BASE	3.258.374	3.395.860
Other financial liabilities	1.045.800	1.045.800
Total Non-current liabilities	5.343.174	5.480.660

The loans as of September 30, 2015, amount to Euro 4.297.374, and refer to the long term loan signed

16

with Bank IMI in February 25, 2013. The expiration of this loan is at June 30, 2026. The decrease in 2015 is related to the reclassification from long term to short term.

Other financial liabilities, amount to Euro 1.045.800 as of September 30, 2015 and December 31, 2014, and refer to a junior loan received by the shareholders.

8.          Current Financial Liabilities

The following table provides a detail of the Current Financial Liabilities as of September 30, 2015:

EURO
Current financial liabilities	30.09.2015	31.12.2014
Loans	357.350	395.672
Fai value hedging	219.677	242.325
Other financial liabilities	212.015	142.886
Total current financial liabilities	789.042	780.883

Current Financial Liabilities amount to Euro 789.042 as of September 30, 2015 (Euro 780.883 as of December 31, 2014) mainly refer to the current portion of non-current loan with Bank IMI (Euro 357.350).

9.          Trade Payables

Trade Payables amount to Euro 1.407.288 (Euro 981.075 as of December 31, 2014), are details below:

EURO

Trade payables	30.09.2015	31.12.2014
Due to suppliers	1.048.355	894.291
Due to Kinexia S.p.A.	26.397	29.011
Due to Volteo Energie S.p.A.	332.536	57.773
Total trade payables	1.407.288	981.075

Trade Payables to Volteo Energie S.p.A. refer to the contract of operation and maintenance (O&M) for the plant of Biogas.

Profit and Loss Notes

10.          Revenue

The breakdown of revenue at September 30, 2015, and 2015 is as follow:

EURO
Revenues	30.09.2015	30.09.2014
Revenues from energy sales	1.297.761	1.361.418
Other revenues	0	848
Total	1.297.761	1.362.266

17

As detailed in the table, the Energy segment represented more than 90% of firm revenues for the periods ended September 30, 2015 and 2014.

“Revenues from energy” refer to revenues from the sale of electricity to GSE, produced by the plant (with a power of 999Kw).

11.          Costs of purchases

The following table sets forth the breakdown of costs of raw materials, including change in inventories, for the periods ended September 30, 2015 and 2014:

EURO
Cost of purchase	30.09.2015	30.09.2014
Purchase of raw materials	(966.125)	(925.948)
Changes in inventories	281.644	300.860
Total	(684.481)	(625.088)

12.          Cost of services

The following table sets forth the breakdown of costs of services for the periods ended September 30, 2015, and 2014:

EURO
Cost for services	30.09.2015	30.09.2014
Leases	0	(1.222)
Maintenances	(182.884)	(188.556)
Services	(13.195)	(22.026)
Assurance	(14.975)	(14.699)
Consulting	(9.582)	(6.023)
Other	(20.850)	(21.025)
Total	(241.486)	(253.551)

Costs of services for the period ended September 30, 2015 and 2014 amounted to Euro 241.486, and Euro 253.551 respectively.

13.          Depreciation and Amortization

The following table sets forth the breakdown of depreciation, amortization and write-downs for the periods ended September 30, 2015 and 2014:

EURO
Depreciation and amortization	30.09.2015	30.09.2014
Intangibles assets	(5.085)	(5)
Tangibles assets	(238.478)	(237.393)
Total	(243.563)	(237.398)

18

14.     Financial expense

The following table sets forth the breakdown of financial expenses for the periods ended September 30, 2015 and 2014:

EURO
Financial expenses	30.09.2015	30.09.2014
Interest expenses	(305.865)	(263.385)
Bank expenses	(9.348)	(4.023)
Other	(32.029)	(35.907)
Total	(347.242)	(303.315)

Interest expense includes charges on current bank advances and on outstanding loans.

15.     Tax benefit/income

The following table sets forth the breakdown of tax benefit/income taxes for the periods ended September 30, 2015 and 2014:

EURO
Income tax	30.09.2015	30.09.2014
Current taxes	(4.587)	(7.531)
Deferred taxes	517	(1.584)
Consolidation charges/gains	0	(19.681)
Total	(4.070)	(28.796)

Deferred taxes are calculated to the temporary deductible differences between statutory net result and IFRS net result.

16.     Loans by Maturity date

The following table sets forth the breakdown by bank and maturity of the loans at 31 December 2014:

Description	2015	2016	2017	2018	2019	5 years

Bank Loan	289.025	233.012	279.614	275.582	279.166	2.923.852
Bank Loan Line VAT		1.039.000

The following table sets forth the breakdown by bank and maturity of the loans at 30 September 2015:

Description	2016	2017	2018	2019	2020	5 years

Bank Loan	233.012	279.614	275.582	279.166	289.025	2.350.284
Bank Loan Line VAT	1.039.000

19

In 2013 the company signed a financial agreement with Banca IMI in order to obtain a financial borrowing of Euro 5.520.000 to finance the construction of the plant.

This loan has a final expiration of June 2026 (June 2016 for the loan Line VAT) and bears an interest rate Euribor/6 months + spread. Repayment of interests and capital is every 6 months.

17.     Disclosure on financial instruments

The following table includes the disclosure on financial instruments at 2014.

EURO
2014	Fair Value	Amortized cost	Level

Other non-current assets	67.991	67.991	Level 3
Trade receivables	314.987	314.987	Level 3
Other currents assets	1.365.603	1.365.603	Level 3
Cash and cash equivalents	11.682	11.682	Level 3

Non-current financial liabilities	4.434.860	4.434.860	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	780.883	780.883	Level 3
Trade Payables	981.075	981.075	Level 3
Other current liabilities	38.503	38.503	Level 3
Tax liabilities	13.519	13.519	Level 3

The following table includes the disclosure on financial instruments at 2015.

EURO
2015	Fair Value	Amortized cost	Level

Other non-current assets	62.307	62.307	Level 3
Trade receivables	287.855	287.855	Level 3
Other currents assets	1.434.354	1.434.354	Level 3
Cash and cash equivalents	16.291	16.291	Level 3

Non-current financial liabilities	4.297.374	4.297.374	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	789.042	789.042	Level 3
Trade Payables	1.407.288	1.407.288	Level 3
Other current liabilities	55.497	55.497	Level 3
Tax liabilities	18.497	18.497	Level 3

20

The difference of the value of hedging derivative between opening balance sheet and of closing has been accounted to Other Comprehensive Income.

In 2013 the company signed a financial arrangement, in order to reduce the risk of unexpected variation on cash flow for interests linked to the loan of Banca IMI. This contract (swap fixed and variable interest rate) will expire on June 2026 and its fair value was positive, 22.000€ at FY 2013, negative (242.000€) at FY 2014 and negative (219.677) at 30 September 2015.

18.     Commitments and collaterals given by the Company

In 2014 the company gives a special guaranty of about 180.000€ related to VAT reimbursement.

19.     Types of financial risk

The Company is primarily exposed to financial risks related to interest rate fluctuations and liquidity risk.

Credit risk is quite not relevant due to the fact that revenues are in respect of Public sector (GSE).

Liquidity risk is not significant because the company is able to match financial inflow and outflow.

20.     Contingent liabilities

Aside from the information provided in the section on provisions for risks and charges, there are no legal or tax proceedings ongoing against the Company.

21.     Extraordinary and/or unusual transactions

There are no unusual transaction to report.

22.     Subsequent Events after the reporting period

There are no significant events after the reporting date to report.

21

Tel: +39 02 58.20.10	Viale Abruzzi n. 94
Fax: +39 02 58.20.14.03	20131 Milano
www.bdo.it

To the shareholders of
Società Agricola Gefa S.r.l.

Re:     Review of Unaudited Interim Financial Statements as at and for the nine months ended 30 September 2015.

We have reviewed the accompanying balance sheet of Società Agricola Gefa S.r.l. as of September 30, 2015, the related statements of income, changes in shareholders’ equity and cash flows for the nine-month periods then ended (the “interim financial information”).

Management’s Responsibility for the Interim Financial Information

The Company’s management is responsible for the preparation and fair presentation of the interim financial information in accordance with International Financial Reporting Standards; this responsibility includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim financial information in accordance with International Financial Reporting Standards.

Auditors’ Responsibility

Our responsibility is to conduct our review in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial information. Accordingly, we do not express such an opinion.

Conclusion

Based on our review, we are not aware of any material modifications that should be made to the interim financial information referred to above for it to be in accordance with International Financial Reporting Standards.

Milan, April 7 2016

BDO Italia S.p.A.

Giovanni Rovelli Signed - Partner

Aosta, Bari, Bergamo, Bologna, Brescia, Cagliari, Firenze, Genova, Milano, Napoli, Novara, Padova, Palermo, Pescara, Potenza, Roma, Torino, Treviso, Trieste, Verona, Vicenza

BDO Italia S.p.A. - Sede Legale: Viale Abruzzi, 94 - 20131 Milano - Capitale Sociale Euro 1.000.000 i.v.
Codice Fiscale, Partita IVA e Registro Imprese di Milano n. 07722780967 - R.E.A. Milano 1977842
Iscritta al Registro dei revisori Legali al n. 167911 con D.M. del 15/03/2013 G.U. n. 26 del 02/04/2013

BDO Italia S.p.A., società per azioni italiana, è membro di BDO International Limited, società di diritto inglese (company limited by guarantee), e fa parte della rete internazionale BDO, network di società indipendenti.

 SOCIETA’ AGRICOLA GEFA S.r.l.

Interim Financial Statements as at and for the Nine Months ended 30 September 2015

1

2

SOCIETA’ AGRICOLA GEFA S.r.l.

BALANCE SHEETS

EURO
Balance Sheet	Notes	30.09.2015	31.12.2014
		EUR	EUR
Intangible assets with a definite useful life		0	0
Property, plant and equipment	(1)	4.417.265	4.615.203
Other non-current assets	(2)	69.094	78.643
TOTAL NON CURRENTS ASSETS		4.486.359	4.693.846
Inventory	(3)	916.991	677.440
Trade receivables	(4)	318.334	326.200
Other currents assets	(5)	1.450.314	1.344.474
Current financial assets		0	0
Cash and cash equivalents		35.245	103.131
TOTAL CURRENT ASSETS		2.720.884	2.451.245
TOTAL ASSETS	(6)	7.207.243	7.145.091
Share capital	(6)	20.000	20.000
Other reserves	(6)	288.934	277.762
Retained earnings	(6)	(363.808)	(287.071)
Current earnings		(139.803)	(82.696)
Equity	(7)	(194.677)	(72.005)
Non-current financial liabilities	(7)	4.285.660	4.428.134
Other non-current liabilities		1.045.800	1.077.066
Total non.currents liabilities	(8)	5.331.460	5.505.200
Current financial liabilities	(9)	693.553	698.444
Trade Payables	(9)	1.265.995	959.933
Other current liabilities		54.817	37.825
Tax liabilities		56.095	15.694
Total current liabilities		2.070.460	1.711.896
TOTAL EQUITY AND LIABILITIES		7.207.243	7.145.091

3

SOCIETA’ AGRICOLA GEFA S.r.l.

STATEMENTS OF INCOME

EURO
Profit and Loss	Notes	30.09.2015	30.09.2014

Revenues from the sale of goods and services	(10)	1.464.065	1.225.994
Total revenues		1.464.065	1.225.994
Costs of purchases, services and other costs	(11)	(729.434)	(558.636)
Costs for services and use leasehold	(12)	(250.372)	(250.113)
Other operating expenses		(7.326)	(13.203)
Depreciation and Amortization	(13)	(254.794)	(252.958)
Operating costs		(1.241.926)	(1.074.910)
Net operating income - EBIT		222.139	151.084
Financial income		7	18
Financial expense	(14)	(325.923)	(279.112)
Total financial balance		(325.916)	(279.094)
Result before taxes		(103.777)	(128.010)
Income taxes	(15)	(36.026)	(19.707)
Net Result		(139.803)	(147.717)

SOCIETA’ AGRICOLA GEFA S.r.l.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

EURO

Description	31.12.13	Other	Profit (loss) allocation	Profit (Loss) for the period	30.09.2014
Share Capital	20.000	0	0	0	20.000
Other reserve	445.973	(160.770)	0	0	285.203
Retained earnings/accumalated losses	207.348	0	(494.419)	0	(287.071)
Profit(Loss) for the period	(494.419)	0	494.419	(147.717)	(147.717)
Total	178.902	(160.770)	0	(147.717)	(129.585)

EURO

Description	31.12.14	Other	Profit (loss) allocation	Profit (Loss) for the period	30.09.15
Share Capital	20.000				20.000
Other reserve	277.762	231.172			508.934
Retained earnings/accumulated losses	(287.071)	(214.041)	(82.696)		(583.808)
Profit(Loss) for the period	(82.696)		82.696	(139.803)	(139.803)
Total	(72.005)	17.131	0	(139.803)	(194.677)

4

STATEMENTS OF COMPREHENSIVE INCOME

EURO
Comprehensive income	30.09.2015	30.09.2014
Operating result	(139.803)	(147.717)
Change in reserves for derivatives	16.420	(160.770)
Comprehensive result	(123.383)	(308.487)

SOCIETA’ AGRICOLA GEFA S.r.l.

STATEMENTS OF CASH FLOW

	the period ended
	September 30,	December 31,
	2015	2014
Operating Activities:
Net loss	(139.803)	(82.696)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and Amortization	254.794	331.639
Changes in operating assets and liabilities:
Inventories	(239.551)	(147.276)
Trade receivable	7.866	48.805
Other current assets	(105.840)	(60.287)
Accounts payable	306.062	49.369
Current tax liabilities	40.401	15.450
Other current liabilities	16.992	18.436
Net cash and cash equivalents used in operating activities	140.921	173.440
Investing Activities:
Intangibles	0	0
Tangible	(56.856)	(51.445)
Other not current assets	0	0
Net cash and cash equivalents used in investing activities	(56.856)	(51.445)
Financing Activities:
Proceeds of Financial Liabilities	0	0
Repayments of Financial Liabilities	(152.662)	(242.589)
Proceeds/Repayments of Shareholders’ Loans	0	0
Equity	711	23.541
Net cash and cash equivalents provided by financing activities	(151.951)	(219.048)
Cash and Cash Equivalents:
Cash and Cash Equivalents, beginning of period	103.131	200.184
Cash and Cash Equivalents, end of period	35.245	103.131

5

Notes to Financial Statements

Organization and significant accounting policies

Organization

Gefa Società Agricola S.r.l. (also defined the “Company”) owns a plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass.

The plant is located in Dorno (Pavia) and has a power of 999kW; the Company is headquartered at Vigevano, in the Street Stropeni 12.

At the reporting date, the Company was included in the consolidated statements of Kinexia Group, so Kinexia S.p.A. and Volteo S.p.A. have to be considered as related parties.

Basis of presentation

The financial statements as at and for the nine month ended 30 September 2015 (the “Financial Statements”) has been prepared in compliance with the International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). The Financial Statements has been prepared for the purpose of filing it with the U.S. Securities and Exchange Commission.

The IFRS refers to all “International Financial Reporting Standards”, all “International Accounting Standards” (IAS) and all interpretations of the International Financial Reporting Interpretations Committee (IFRIC), previously called the Standard Interpretations Committee (SIC). Specifically, the IFRS were applied consistently for all the periods presented herein.

No exemptions to IFRS were applied as part of the preparation of these Financial Statements.

The Financial Statements have been prepared on a historical cost basis and the assets and liabilities are presented in the Company financial statements according to the current/non-current classification.

The Financial Statements are presented in Euro which is the functional and presentation currency. All amounts are rounded to the nearest Euro thousand, unless otherwise indicated.

Significant Accounting Policies

Tangible assets

Depreciation and amortization is recorded using the straight-line method over the estimated useful lives of the assets for financial reporting purposes, which equals approximately 15 years. Significant additions or improvements extending assets’ useful lives are capitalized; normal maintenance and repair costs are

6

expensed as incurred. When items are sold or retired, related gains or losses are included in the statement of income.

Impairment of long-lived assets:

Long-lived assets, including property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. No impairment has been recognized in fiscal 2015.

Intangible assets with a finite useful life

Intangible assets consist of non-monetary and separately identifiable assets, which can be controlled and are expected to generate future economic benefits. Such assets are recognized at acquisition and/or production cost, including directly attributable expenses to make the asset ready for use, net of accumulated amortization charges and any impairment losses.

The costs incurred internally to develop new services and platforms are considered intangible assets generated internally and are recognized as assets only if the following requirements are met:

i.           the cost incurred for the development of the assets can be reliably measured;

ii.          the entity has the intention, the availability of financial resources, the ability to complete the assets and to use or sell them;

iii.         it can be demonstrated that the assets are able to produce future economic benefits.

Capitalized development costs include only expenses incurred that can be directly attributed to the process of developing new products and services.

Intangible assets with a finite useful life are amortized on a straight-line basis over their useful lives and are tested for impairment when circumstances indicate that the carrying value may be impaired. The amortization period and the amortization method for intangible assets with a finite useful lives are reviewed at least at each reporting date.

Changes in expected useful lives, or in the way the future economic benefits will be generated by the assets, are either recognized through a change in the period or in the amortization method and are accounted for as changes in accounting estimates. The amortization charges for intangible assets

7

with a finite useful life are classified in the statement of income, in the costs appropriate for the function of the related intangible assets.

Financial assets

Initial recognition and measurement

Financial assets are classified, at initial recognition, as financial assets at fair value through profit or loss, loans and receivables, held-to-maturity investments, financial assets available-for-sale, or as derivatives designated as hedging instruments in an effective hedge, as appropriate. All financial assets are recognized initially at fair value plus, in the case of financial assets not recorded at fair value through profit or loss, transaction costs that are attributable to the acquisition of the financial asset.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognized on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

•     Financial assets at fair value through profit or loss;

•     Loans and receivables;

•     Held-to-maturity investments;

•     Financial assets available-for-sale;

•     Impairment of financial assets;

Financial assets at fair value through profit or loss

Financial assets at fair value through profit or loss include financial assets held for trading and financial assets designated upon initial recognition at fair value through profit or loss. Financial assets are classified as held for trading if they are acquired for the purpose of selling or repurchasing in the near term. Derivatives, including separated embedded derivatives are also classified as held for trading unless they are designated as effective hedging instruments as defined by IAS 39. The Group has not designated any financial assets at fair value through profit or loss. Financial assets at fair value through profit or loss are carried in the statement of financial position at fair value with net changes in fair value presented as financial expenses (negative net changes in fair value) or financial income (positive net changes in fair value) in the statement of income. Derivatives embedded in host contracts are accounted for as separate

8

derivatives and recorded at fair value if their economic characteristics and risks are not closely related to those of the host contracts and the host contracts are not held for trading or designated at fair value though profit or loss. These embedded derivatives are measured at fair value with changes in fair value recognized in the statement of income. Re-assessment only occurs if there is either a change in the terms of the contract that significantly modifies the cash flows that would otherwise be required or a reclassification of a financial asset out of the fair value through profit or loss.

Loans and receivables

Loans and receivables are non-derivative financial assets, with fixed or determinable payments that are not quoted in an active market. After initial recognition, these financial assets are subsequently measured at amortized cost using the effective interest rate method, less impairment. The amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses for loan and in cost of sales or other operating expenses for receivables. This category generally applies to trade and other receivables.

Held-to-maturity investments

Non-derivative financial assets with fixed or determinable payments and fixed maturities are classified as held to maturity when the Company has the positive intention and ability to hold them to maturity. After initial measurement, held to maturity investments are measured at amortized cost using the effective interest rate method, less impairment. Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses.

Financial assets available-for-sale

Financial assets available-for-sale include equity investments and debt securities. Equity investments classified as available-for-sale are those that are neither classified as held for trading nor designated at fair value through profit or loss. Debt securities in this category are those that are intended to be held for an indefinite period of time and that may be sold in response to needs for liquidity or in response to changes in the market conditions. After initial measurement, financial assets available-for-sale are

9

subsequently measured at fair value with unrealized gains or losses recognized in other comprehensive income and credited in the available-for-sale reserve until the investment is derecognized, at which time the cumulative gain or loss is recognized as other operating income or expenses, or the investment is determined to be impaired, when the cumulative loss is reclassified from the available-for-sale reserve to the statement of income as financial expenses. Interest earned whilst holding financial assets available-for-sale is recognized as financial income using the effective interest rate method.

Impairment of financial assets

The Company assesses, at each reporting date, whether there is objective evidence that a financial asset is impaired. An impairment exists if one or more events that has occurred since the initial recognition of the asset (an incurred ‘loss event’), has an impact on the estimated future cash flows of the financial asset or the company of financial assets that can be reliably estimated. Evidence of impairment may include indications that the debtors or a company of debtors is experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that they will enter bankruptcy or other financial reorganization and observable data indicating that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

For financial assets carried at amortized cost, the Company first assesses whether impairment exists individually for financial assets that are individually significant, or collectively for financial assets that are not individually significant. If the Company determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a company of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognized are not included in a collective assessment of impairment.

The amount of any impairment loss identified is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future expected credit losses that have not yet been incurred). The present value of the estimated future cash flows is discounted at the financial asset’s original effective interest rate.

The carrying amount of the asset is reduced through the use of an allowance account and the loss is recognized in statement of income. Interest income (recorded as financial income in the statement of income) continues to be accrued on the reduced carrying amount and is accrued using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss. Loans together

10

with the associated allowance are written off when there is no realistic prospect of future recovery and all collateral has been realized or has been transferred to the Company. If, in a subsequent period, the amount of the estimated impairment loss increases or decreases because of an event occurring after the impairment was recognized, the previously recognized impairment loss is increased or reduced by adjusting the allowance account. If a write-off is later recovered, the recovery is recognized as financial expenses in the statement of income. For financial assets available for sale, the Company assesses at each reporting date whether there is objective evidence that an investment or a company of investments is impaired.

Inventories

Inventories are stated at the lower of cost or market on a weighted average cost basis.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash at bank, short term deposits and other short-term and highly liquid financial investments that are readily convertible into cash, or that can be converted into cash within 90 days from the original date of acquisition, without any significant risk related to change in value.

Financial liability

After initial recognition, interest-bearing loans and borrowings are subsequently measured at amortized cost using the effective interest rate method. Gains and losses are recognized in the statement of income when the liabilities are derecognized as well as through the effective interest rate amortization process.

Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is included as financial expenses in the statement of income.

Trade and other payables

Trade and other payables are initially recognized at fair value, net of directly attributable costs. Trade and other payables are subsequently measured at amortized cost, applying the effective interest rate method. When a change, which can be reliably estimated, in the expected cash flows, the value of the liabilities is recalculated to reflect that change on the basis of the present value of the expected cash flows and the internal rate of return determined at inception.

11

Derivatives

The derivatives are valued at fair value.

Provisions for risks and charges

Provisions for risks and charges are recognized for identified losses and charges that are certain or likely to exist, for which the amount and/or timing cannot be determined. The provisions are recognized only when there is a current obligation (legal or constructive) for a future outflow of economic resources as a result of past events, and it is likely that such outflow will be required to settle the obligation. The amount represents the best estimate of the cost to settle the obligation. The rate used to calculate the present value of the provision reflects current market values and takes into consideration the specific risk associated with each liability.

When the effect of the time is material from a financial perspective and the obligation payment dates can be reliably estimated, the provisions are measured at the present value of the expected outflow using a rate which reflects market conditions, changes in the cost of money over the period and the specific risk related to the obligation. The increase in the value of the provision due to changes in the cost of money over time is accounted for as a financial expense.

No provisions are recognized for risks that will only possibly result in a liability. These risks are only disclosed in the specific section on contingent liabilities.

Revenue recognition

Revenue from the sale of goods is measured at the fair value of the consideration received or receivable, taking into account the value of any returns, allowances, trade discounts and quantity-related premiums. Revenue is recognized when the significant risks and rewards of ownership of the goods are transferred to the buyer, when the consideration is likely to be cashed-in, the related costs or any refunding of goods can be reliably estimated, and if management ceases to exercise the ongoing level of activity usually associated with the ownership of the good sold. The transfer of risks and rewards usually coincides with the delivery to the customer, which corresponds to the delivery of the goods to the carrier.

12

Cost recognition

Costs are recognized upon the acquisition of good or the service is performed.

Taxes

Current tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date in the countries where the Company operates and generates taxable income. Current income tax relating to items recognized directly in shareholders’ equity is recognized in shareholders’ equity and not in the statement of income. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred taxes are calculated using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.

Deferred tax assets are recognized for all deductible temporary differences, the carry-forward of unused tax credits and unused tax losses. Deferred tax assets are recognized to the extent that it is likely that sufficient future taxable profit will be available against which the deductible temporary differences and the carry-forward of unused tax losses.

Deferred tax assets and liabilities are measured using the tax rates expected to be applicable in the years in which the assets will be realized or the liabilities will be settled, on the basis of the tax rates that have been enacted or substantively enacted at the reporting date.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

Current, deferred tax assets and liabilities are recognized in the statement of income, except those related to items directly accounted for in the shareholders’ equity for which the tax effect is recognized directly in shareholders’ equity as well.

13

Notes to Financial Statements

Balance Sheet Notes

1.        Property Plant and equipment

The following table provides the detail as of September 30, 2015 compared with December 31, 2014:

EURO

Tangible Assets	31.12.14	Increase	Decrease	Amortization	30.09.2015
Land and Buildings	155.675	0	0	0	155.675
Plant and machinery	4.459.528	56.856	0	254.794	4.261.590
Industrial equipment	0	0	0	0	0
Intangible in course	0	0	0	0	0
Other Assets	0	0	0	0	0
Total	4.615.203	56.856	0	254.794	4.417.265

Land and Buildings refer to the land owned, where the plant is located, and it amounts to Euro 155.675 in 2014 and Euro 155.675 in 2015.

Land has an indefinite useful life.

Plant and Machinery refer to plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass, and it amounts to Euro 4.459.528 in 2014 and Euro 4.261.590 in 2015.

The book value of the Plant and Machinery included interest cost for Euro 25.000.

The useful life of the plant is estimated as 15 years.

As of 30 September 2015 and December 31, 2014, no assets were used as collaterals to third parties, apart a specific guaranty for borrowings.

Furthermore over the two-year period, there was no indications of any potential impairment of plant and equipment.

The following table provides the detail of Intangible Assets as of September 30, 2015 compared with December 31, 2014:

EURO
Intangible Assets	31.12.14	Increase	Decrease	Ammortization	30.09.2015
Sector costs for preparation	0	0	0	0	0
Other intangible	0	0	0	0	0
Other Assets	0	0	0	0	0
Total	0	0	0	0	0

14

2.        Other non-current assets

Other non-current refer to deferred tax assets accrued on negative impact of fair value hedging instruments on equity.

EURO
Other non-current assets	30.09.2015	31.12.2014
Deferred tax assets	69.094	78.643
Total other non-current assets	69.094	78.643

3.        Inventories

Inventories include the agricultural waste in stock and it increase in 2015 due to increase in production of energy.

EURO
Inventory	30.09.2015	31.12.2014
Materials, supplies and consumables	916.991	677.440
Total Inventory	916.991	677.440

4.        Trade Receivables

Trade receivables refer for the sale of the energy produced to plant.

EURO
Trade Receivables	30.09.2015	31.12.2014
Receivables due from customers	318.334	326.200
Total Trade Receivables	318.334	326.200

The company has no allowance for doubtful accounts due to the fact that the company has a unique client (public Entity GSE).

EURO
Description	31.12.14	Provision	Releases	30.09.2015
Allowance for doubtfull account				0
Total	0	0	0	0

5.        Other current Assets

Other current assets amount to Euro 1.450.314 as of September 30, 2015 (Euro 1.344.474 as of December 31, 2014) and are detailed below:

15

EURO
Other current assets	30.09.2015	31.12.2014
Tax receivables	1.397.300	1.274.640
Advances to suppliers	38.542	58.579
Prepayments and deferred costs	14.472	11.255
Total other current assets	1.450.314	1.344.474

Tax receivables amount to Euro 1.397.300 (Euro 1.274.640 as of December 31, 2014), refer to VAT reimbursement.

Prepayments and deferred costs mainly refer to the expenses incurred during the initial phase of startup of the plant.

6.          Equity

EURO

Description	31.12.13	Other	Profit (loss) allocation	Profit (Loss) for the period	30.09.2014
Share Capital	20.000	0	0	0	20.000
Other reserve	445.973	(160.770)	0	0	285.203
Retained earnings/accumalated losses	207.348	0	(494.419)	0	(287.071)
Profit(Loss) for the period	(494.419)	0	494.419	(147.717)	(147.717)
Total	178.902	(160.770)	0	(147.717)	(129.585)

The Other Reserves amounts to Euro 285.203, and decreased of Euro 160.770 during the 2014, due to the negative impact on equity, net of taxes, related to the fair value of hedging instrument.

The loss of the year 2013 is allocated to the accumulated losses.

The loss of the period 2014 amounts to Euro 147.717.

EURO

Description	31.12.14	Other	Profit (loss) allocation	Profit (Loss) for the period	30.09.15
Share Capital	20.000				20.000
Other reserve	277.762	11.172			288.934
Retained earnings/accumalated losses	(287.071)	5.959	(82.696)		(363.808)
Profit(Loss) for the period	(82.696)		82.696	(139.803)	(139.803)
Total	(72.005)	17.131	0	(139.803)	(194.677)

The loss of the year 2014 is allocated to the accumulated losses.

The loss of the year 2015 amounts to Euro 139.803.

16

7.          Non – Current / Other Non-current Financial Liabilities

EURO
Non-current liabilities	30.09.2015	31.12.2014
Loans - Line VAT	1.039.000	1.039.000
Loans - Line BASE	3.246.660	3.389.134
Other financial liabilities	1.045.800	1.077.066
Total Non-current liabilities	5.331.460	5.505.200

The loans as of September 30, 2015, amount to Euro 4.285.660, and refer to the long term loan signed with Bank IMI in February 25, 2013. The expiration of this loan is at June 30, 2026. The decrease in 2015 is related to the reclassification from long term to short term.

Other financial liabilities, amount to Euro 1.045.800 as of September 30, 2015, and refer to subordinated loan receivable to the shareholders.

8.          Current Financial Liabilities

The following table provides a detail of the Current Financial Liabilities as of September 30, 2015:

EURO
Current financial liabilities	30.09.2015	31.12.2014
Loans	357.350	395.672
Fair value hedging	219.677	242.325
Other financial liabilities	116.526	60.447
Total current financial liabilities	693.553	698.444

Current Financial Liabilities amount to Euro 693.553 as of September 30, 2015 (Euro 698.444 as of December 31, 2014) mainly refer to the current portion of non-current loan with Bank IMI (Euro 357.350).

The derivative, amount to Euro 219.677, refers to the fair value at September 30, 2015 of the derivative instrument signed by the Company for negative hedging.

9.          Trade Payables

Trade Payables amount to Euro 1.265.995 (Euro 959.933 as of December 31, 2014), are details below:

EURO
Trade payables	30.09.2015	31.12.2014
Due to suppliers	1.072.960	779.585
Due to Kinexia S.p.A.	27.996	26.639
Due to Volteo Energie S.p.A.	165.039	153.709
Total trade payables	1.265.995	959.933

Trade Payables to Volteo Energie S.p.A. are mainly for to the contract of operation and maintenance (O&M) for the Biogas plant.

17

Profit and Loss Notes

10.     Revenue

The breakdown of revenue at September 30, 2015, and 2014 is as follow:

EURO
Revenues	30.09.2015	30.09.2014
Revenues from energy sales	1.454.653	1.225.212
Other revenues	9.412	782
Total	1.464.065	1.225.994

As detailed in the table, the Energy segment represented more than 90% of firm revenues for the periods ended September 30, 2015 and 2014.

“Revenues from energy” refer to revenues from the sale of electricity to GSE.

11.     Costs of purchases

The following table sets forth the breakdown of costs of raw materials, including change in inventories, for the periods ended September 30, 2015 and 2014:

EURO
Cost of purchase	30.09.2015	30.09.2014
Purchase of raw materials	(968.986)	(695.276)
Changes in inventories	239.552	136.640
Total	(729.434)	(558.636)

12.     Cost of services

The following table sets forth the breakdown of costs of services for the periods ended September 30, 2015, and 2014:

EURO
Cost for services	30.09.2015	30.09.2014
Leases	0	(1.222)
Maintenances	(196.592)	(176.891)
Services	(9.347)	(18.836)
Assurance	(14.939)	(15.430)
Consulting	(9.582)	(13.559)
Other	(19.912)	(24.175)
Total	(250.372)	(250.113)

Costs of services for the period ended September 30, 2015 and 2014 amounted to Euro 250.372 and Euro 250.113 respectively.

18

The increase in maintenances cost is due to the increase of the business activity of the energy plant.

13.     Depreciation and Amortization

The following table sets forth the breakdown of depreciation, amortization and write-downs for the periods ended September 30, 2015 and 2014:

EURO
Depreciation and amortization	30.09.2015	30.09.2014
Intangibles assets	0	0
Tangibles assets	(254.794)	(252.958)
Total	(254.794)	(252.958)

14.     Financial expense

The following table sets forth the breakdown of financial expenses for the periods ended September 30, 2015 and 2014:

EURO
Financial expenses	30.09.2015	30.09.2014
Interest expenses	(284.331)	(239.286)
Bank expenses	(9.563)	(3.920)
Other	(32.029)	(35.906)
Total	(325.923)	(279.112)

Interest expenses include charges on bank account and on outstanding loans.

15.     Tax benefit/income

The following table sets forth the breakdown of tax benefit/income taxes for the periods ended September 30, 2015 and 2014:

EURO
Income tax	30.09.2015	30.09.2014
Current taxes	(31.994)	(5.201)
Deferred taxes	(4.032)	(5.394)
Consolidation charges/gains	0	(9.112)
Total	(36.026)	(19.707)

Deferred taxes are calculated to the temporary deductible differences between statutory net results and IFRS net results.

19

16.     Loans by Maturity date

The following table sets forth the breakdown by bank and maturity of the loans at 31 December 2014:

EURO

Description	2015	2016	2017	2018	2019	5 years

Bank Loan	233.012	279.614	275.582	279.166	284.544	2.639.309
Bank Loan Line VAT		1.039.000

The following table sets forth the breakdown by bank and maturity of the loans at 30 September 2015:

Description	2016	2017	2018	2019	2020	5 years

Bank Loan	279.614	275.582	279.166	284.544	289.025	2.351.180
Bank Loan Line VAT	1.039.000

In 2013 the company signed a financial agreement with Banca IMI in order to obtain a financial borrowing of Euro 5.520.000 to finance the construction of the plant.

This loan has a final expiration of June 2026 (June 2016 for the loan Line VAT) and bears an interest rate Euribor/6 months + spread. Repayment of interests and capital is every 6 months.

17.     Disclosure on financial instruments

The following table includes the disclosure on financial instruments at 2014.

EURO

2014	Fair Value	Amortized cost	Level

Other non-current assets	78.643	78.643	Level 3
Trade receivables	326.200	326.200	Level 3
Other currents assets	1.344.474	1.344.474	Level 3
Cash and cash equivalents	103.131	103.131	Level 3

Non-current financial liabilities	4.428.134	4.428.134	Level 3
Other non-current liabilities	1.077.066	1.077.066	Level 3
Current financial liabilities	698.444	698.444	Level 3
Trade Payables	959.933	959.933	Level 3
Other current liabilities	37.825	37.825	Level 3
Tax liabilities	15.694	15.694	Level 3

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The following table includes the disclosure on financial instruments at 2015.

  EURO

2015	Fair Value	Amortized cost	Level

Other non-current assets	69.094	69.094	Level 3
Trade receivables	318.334	318.334	Level 3
Other currents assets	1.450.314	1.450.314	Level 3
Cash and cash equivalents	0	0	Level 3

Non-current financial liabilities	(194.677)	(194.677)	Level 3
Other non-current liabilities	4.285.660	4.285.660	Level 3
Current financial liabilities	5.331.460	5.331.460	Level 3
Trade Payables	693.553	693.553	Level 3
Other current liabilities	1.265.995	1.265.995	Level 3
Tax liabilities	54.817	54.817	Level 3

The difference of the value of hedging derivative between opening balance sheet and of closing has been accounted to Other Comprehensive Income.

In 2013 the company signed a financial arrangement, in order to reduce the risk of unexpected variation on cash flow for interests linked to the loan of Banca IMI. This contract (swap fixed and variable interest rate) will expire on June 2026 and its fair value was positive, 22.000€ at FY 2013 and negative (242.000€) at FY 2014.

18.     Commitments and collaterals given by the Company

In 2013, the company gave a special guaranty of approximately 337.000€ related to potential environmental risks, in 2014 this amount increased to 503.000€ and included a special guaranty for VAT reimbursement.

19.     Types of financial risk

The Company is primarily exposed to financial risks related to interest rate fluctuations and liquidity risk. Credit risk is quite not relevant due to the fact that revenues are in respect of Public sector (GSE).

Liquidity risk is not significant because the company is able to match financial inflow and outflow.

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20.     Contingent liabilities

Aside from the information provided in the section on provisions for risks and charges, there are no legal or tax proceedings ongoing against the Company.

21.     Extraordinary and/or unusual transactions

There are no unusual transaction to report.

22.     Subsequent Events after the reporting period

There are no significant events after the reporting date to report.

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